Item 26. Exhibit h. i. g. 2.

NSCC Membership Number: 4534

THE VANGUARD GROUP, INC.

DEFINED CONTRIBUTION CLEARANCE & SETTLEMENT

AGREEMENT

(VVIF-ONLY)

THIS AGREEMENT, made this 16th day of June, 2020, by and between THE VANGUARD GROUP, INC. (“Vanguard”), a Pennsylvania corporation with its principal place of business in Pennsylvania, and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (the “Intermediary”), a Massachusetts mutual life insurance company with its principal place of business in Springfield, Massachusetts.

WITNESSETH:

WHEREAS, Vanguard provides services as transfer agent, dividend disbursement agent, and shareholder servicing agent for the open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that are included in The Vanguard Group of investment companies, as well as Vanguard STAR Funds and Vanguard Institutional Index Fund (each, a “Vanguard Fund” and collectively, the “Vanguard Funds”);

WHEREAS, the Intermediary is an insurance company which is supervised and examined by state authorities having supervision over insurance companies;

WHEREAS, the Intermediary has established or will establish one or more segregated asset accounts (each, an “Account” and collectively, the “Accounts”) to fund certain variable annuity contracts and/or variable life insurance policies (each, a “Policy” and collectively, the “Policies”) designed and issued by the Intermediary, which Accounts and Policies (and the interests therein) are, in each case, either (a) registered under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), respectively, or (b) not registered under the 1940 Act or the 1933 Act, respectively, in reliance upon exemptions therein; and

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Intermediary, to set aside and invest assets attributable to the Policies;

WHEREAS, the Intermediary and/or, if applicable, an underlying institution with which the Intermediary has entered into an agreement (each, an “Underlying Intermediary” and collectively, the “Underlying Intermediaries”), provides Policy owner accounting, record-keeping, administrative and/or other services to the Policies;

WHEREAS, the Intermediary or an Underlying Intermediary has established or will establish individual accounts on its record-keeping system reflecting all transactions by or on behalf of Policy owners which result in purchases, redemptions or current-day exchanges by the Accounts of shares of the portfolios of Vanguard Variable Insurance Fund (“VVI Fund”), one of the Vanguard Funds, listed on Schedule II attached to this Agreement (the “VVIF Portfolios”), as such schedule may be modified from time to time by mutual written agreement of the parties;

WHEREAS, Vanguard has established or will establish accounts on its mutual fund shareholder record-keeping system to reflect the Accounts’ ownership of shares of the VVIF Portfolios and all transactions by the Accounts involving such shares;

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WHEREAS, pursuant to the Intermediary’s agreements with the Underlying Intermediaries, if any, the Underlying Intermediaries transmit to the Intermediary orders for the purchase, redemption or exchanges by the Accounts of shares of the VVIF Portfolios, based upon transactions by or on behalf of Policy owners;

WHEREAS, Vanguard and the Intermediary are members of the National Securities Clearing Corporation (“NSCC”) or otherwise have access to the NSCC’s Fund/SERV system (“Fund/SERV”);

WHEREAS, Fund/SERV permits the electronic transmission of the Accounts’ account transaction data between Vanguard and the Intermediary; and

WHEREAS, Vanguard and the Intermediary desire to participate in Fund/SERV with respect to transactions by the Accounts involving shares of the VVIF Portfolios, pursuant to the terms and conditions set forth in this Agreement and the Operating and Contingency Procedures/Defined Contribution Clearance & Settlement, as they may be modified from time to time in Vanguard’s sole discretion, which are attached hereto and made a part hereof (the “DCC&S Operating/Contingency Procedures”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Appointment of the Intermediary as Agent.

(a)       Authorization of Intermediary and Underlying Intermediaries. Subject to any and all limitations set forth in this Agreement and in the DCC&S Operating/Contingency Procedures, Vanguard, as transfer agent for the Vanguard Funds, hereby appoints the Intermediary as the limited agent of Vanguard, and the Intermediary hereby accepts such appointment, for the purpose of processing: (i) transaction instructions received by the Intermediary from Policy owners (to the extent such instructions would result in the purchase, redemption or exchange of VVIF Portfolio shares by an Account); and (ii) transaction directions received from Accounts. Transaction instructions and transaction directions described in (i) and (ii) of this section are referred to herein, collectively, as Instructions. The Intermediary may designate and authorize such Underlying Intermediaries as it deems necessary, appropriate or desirable, to accept, in such capacity, Instructions (each such designated and authorized Underlying Intermediary, a “Designated UI”). A VVIF Portfolio will be deemed to have received a purchase, redemption or exchange order when the Intermediary or a Designated UI accepts the Instructions in accordance with this Agreement. In most instances, a Policy owner or Account will receive the unit price corresponding to the share price next computed by the VVIF Portfolio after the time at which Instructions are received by the Intermediary or Underlying UI from such Policy owner or Account, provided all of the requirements and obligations of the Intermediary and the Designated UIs with respect to acceptance and transmission of orders set forth in this Agreement are satisfied. The Intermediary shall be liable to Vanguard and the VVI Fund for the Designated UIs’ compliance with the terms of this Section 1(a) to the same extent as if the Intermediary itself had acted or failed to act instead of the Designated UI.

(b)       Policy Owner-Level Transactions. The purchases, redemptions and exchanges accepted by the Intermediary and the Designated UIs, if any, pursuant to Section 1(a) above shall be based on: (i) Policy owner-level transactions made by or on behalf of Policy owners which are recorded on the Intermediary’s or a Designated UI’s record-keeping system; or (ii) other authorized transaction directions received by the Intermediary or a Designated UI from the Accounts which are recorded on the Intermediary’s or a Designated UI’s record-keeping system. For purposes of this Agreement, “Policy owner-level transactions” shall include:

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(A)       Any authorized Instruction to an Account by or on behalf of any Policy owner to invest in a VVIF Portfolio through the Account in accordance with the terms and conditions of the Policy and the VVI Fund prospectus;

(B)       Any authorized Instruction to an Account to exchange existing amounts held on behalf of any Policy owner to a VVIF Portfolio in accordance with the terms and conditions of the Policy and the VVI Fund prospectus;

(C)       Any authorized Instruction to an Account to exchange existing amounts invested in a VVIF Portfolio on behalf of any Policy owner to any other investment option offered under the Policy in accordance with the terms and conditions of the Policy and the VVI Fund prospectus; and

(D)       Any authorized Instruction to an Account on behalf of any Policy owner to pay withdrawal or distribution proceeds to a Policy owner from a VVIF Portfolio in accordance with the terms and conditions of the Policy and the VVI Fund prospectus.

(c)	Policy Recordkeeping.

(i)       The Intermediary or the appropriate Underlying Intermediaries shall maintain records for the Accounts and for the Policy owners reflecting all shares of the VVIF Portfolios purchased, redeemed and exchanged by the Accounts based on Policy owner-level transactions (including the date and price for all transactions and share balances) and all re-investments by the Accounts of dividends and capital gains distributions paid by the VVIF Portfolios. The Intermediary shall reconcile on each day that the New York Stock Exchange is open for trading (a “Business Day”) all transactions by the Accounts involving shares of the VVIF Portfolios (including purchases, redemptions and exchanges) with the corresponding Policy owner-level transactions on the Intermediary’s or the appropriate Underlying Intermediary’s record-keeping system. It is understood that the Intermediary’s or an Underlying Intermediary’s maintenance of Policy owner-level account records for an Account is done as the agent for the Account and not as the agent for Vanguard or any of its affiliates.

(ii)       The Intermediary shall promptly notify Vanguard if the Intermediary or any Underlying Intermediary experiences difficulty in maintaining Policy owner-level records described above in an accurate and complete manner. The Intermediary agrees to furnish Vanguard with such information as Vanguard may reasonably request from time to time in order for Vanguard to verify the Intermediary’s compliance with the terms of this Agreement (including, without limitation, periodic certifications confirming the provision of the Intermediary’s or any Underlying Intermediary’s record-keeping services to the Accounts in a manner consistent with the terms of this Agreement).

(d)         No Extension of Agency. Notwithstanding the authorizations granted by Vanguard under this Section 1, neither the Intermediary nor any Underlying Intermediary shall be, nor hold itself out to the public or engage in any activity as, an agent for Vanguard in respect of or in connection with the distribution or marketing of shares of the VVIF Portfolios.

(e)         Availability of Vanguard Fund Shares. The parties acknowledge and agree that the availability of shares of any Vanguard Fund shall be subject to the Vanguard Fund’s then-current prospectus and statement of additional information (including, but not limited to any terms and conditions therein relating to (i) the placing or processing of purchase, redemption, and exchange orders and the timing thereof; (ii) the implementation of liquidity fees and/or redemption gates, and (iii) with respect to retail money market funds (as defined in Rule 2a-7 promulgated under the Investment Company Act of 1940) (“Retail MMFs”), compliance with shareholder eligibility requirements as disclosed in the prospectus, or as otherwise required under Rule 2a-7 or as interpreted

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by the U.S. Securities and Exchange Commission (“SEC”) or its staff). The parties also acknowledge and agree that the availability of shares of any Vanguard Fund shall be subject to applicable federal and state laws, and applicable rules and regulations of the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Intermediary agrees that it or, subject to the requirements of Section 14 below, the Underlying Intermediaries, if any, will, where applicable, abide by the terms and conditions of the Money Market Fund Procedures set forth in Exhibit B, as such Exhibit may be modified by Vanguard from time to time in its discretion

2.	Compliance Responsibilities.

(a)       Vanguard is responsible for (i) the compliance of each prospectus, registration statement, annual or other periodic report, proxy statement and item of advertising or marketing material prepared by it relating to each VVIF Portfolio with all applicable laws, rules and regulations (except for advertising or marketing material prepared by the Intermediary to the extent any information therein was not published or provided to the Intermediary by or on behalf of Vanguard or the VVI Fund or accurately derived from information published or provided by or on behalf of Vanguard or the VVI Fund), (ii) the registration or qualification of the shares of each VVIF Portfolio under all applicable laws, rules and regulations, and (iii) the compliance by Vanguard and the VVI Fund with all applicable laws, rules and regulations (including the 1940 Act) governing its performance under this Agreement, and the rules and regulations of each self-regulatory organization with jurisdiction over Vanguard or the VVI Fund, except to the extent that the failure to so comply by Vanguard or the VVI Fund is caused by the Intermediary’s breach of this Agreement or the Intermediary’s or any Underlying Intermediary’s willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement.

(b)       The Intermediary is responsible for the Intermediary’s and the Underlying Intermediaries’, if any, compliance with all applicable laws, rules and regulations governing their performance under this Agreement, and the rules and regulations of each self-regulatory organization with jurisdiction over the Intermediary or the Underlying Intermediaries, except to the extent that the Intermediary’s or an Underlying Intermediary’s failure to comply with any law, rule or regulation is caused by Vanguard’s breach of this Agreement or Vanguard’s willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement.

3.	Fees and Expenses.

(a)       Vanguard and the Intermediary agree that no fees will be paid to, or exchanged or shared between Vanguard and the Intermediary under this Agreement.

(b)       Each party will pay all of its out-of-pocket expenses incurred in connection with the performance of its obligations under this Agreement, except as may otherwise be specified in this Agreement.

4.	Representations and Warranties.

(a)         Vanguard represents and warrants that:

(i)       It has the requisite authority to enter into this Agreement on its own behalf and on behalf of the VVI Fund;

(ii)       It has taken all actions legally necessary to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and this Agreement has been duly executed and

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delivered by its authorized representative and constitutes its legal, valid and binding obligation, enforceable against Vanguard in accordance with its terms;

(iii)       It or an affiliate is in compliance with the applicable conditions and qualifications set forth in Rule 2830 of the Conduct Rules of FINRA, as amended from time to time, which enable a member of FINRA to offer or sell shares of the VVIF Portfolios;

(iv)       The VVI Fund is a no load or no sales charge fund;

(v)       Either the VVI Fund, Vanguard or its agent is a Fund Member of the NSCC and has access to the NSCC’s Fund/SERV system; and

(vi)       Vanguard currently has and at all times pertinent hereto will have sufficient financial resources, whether through a fidelity bond or otherwise, to meet all of its financial obligations arising under this Agreement, including its obligations under Section 12 of this Agreement.

(b)       The Intermediary represents and warrants that:

(i)       It and each Underlying Intermediary is one or more of the following: (A) a broker-dealer registered under the Exchange Act and a member in good standing of FINRA; (B) an investment adviser registered under the Investment Advisers Act of 1940, as amended; (C) a bank or trust company which is a member of the Federal Reserve System or is supervised and examined by state or federal authorities having supervision over banks; (D) an insurance company which is supervised and examined by state authorities having supervision over insurance companies; or (E) a transfer agent or clearing agency registered under the Exchange Act;

(ii)       It or a relevant designee is an NSCC Member and has access to Fund/SERV;

(iii)       It has taken all actions legally necessary to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and this Agreement has been duly executed and delivered by its authorized representative and constitutes its legal, valid and binding obligation, enforceable against the Intermediary in accordance with its terms;

(iv)       All orders for the purchase, redemption and exchange of shares of, and/or registration of an account in, the VVI Fund and/or any VVIF Portfolio (“Orders”) which correspond to Instructions received on a Business Day from Policy owners, or to other authorized transaction directions received on a Business Day from an Account, by the Intermediary or, subject to the requirements set forth in Section 14 below, by a Designated UI, and any corrections to such Orders, will be entered by the Intermediary onto Fund/SERV by the applicable daily cutoff time for Order entries or entry corrections set forth in the DCC&S Operating/Contingency Procedures;

(v)       No Order shall be transmitted to Vanguard through Fund/SERV unless (A) the Intermediary or, subject to the requirements set forth in Section 14 below, a Designated UI, has received the Instructions corresponding to such Order prior to Market Close (as defined below) on the Business Day corresponding to the Indicated Trade Date (as defined below) for such Order, and (B) the Order is for an Account and Policy identified on Schedule I to this Agreement and for a VVIF Portfolio identified on Schedule II to this Agreement;

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(vi)       Neither it nor any Underlying Intermediary will permit an Account or a Policy owner to cancel or modify after Market Close on a Business Day any Order or Instructions, respectively, received from such Account or Policy owner prior to Market Close on such Business Day;

(vii)       All Orders transmitted to Vanguard through Fund/SERV pursuant to this Agreement will have been duly authorized by the applicable Account;

(viii)       With respect to all Orders transmitted to Vanguard through Fund/SERV pursuant to this Agreement, the Intermediary will maintain, or cause to be maintained, records sufficient to document the truth of the representations and warranties set forth in this Section 4(b); such records will be available to Vanguard for inspection promptly upon written request;

(ix)       The Intermediary maintains policies and procedures that are designed to ensure compliance with the requirements of Rule 22c-1 under the 1940 Act, applicable SEC and SEC staff interpretations, and the terms of this Agreement, and the Intermediary is in compliance with such policies and procedures;

(x)       The Intermediary currently has and at all times pertinent hereto will have sufficient financial resources, whether through a fidelity bond or otherwise, to meet all of its financial obligations arising under this Agreement, including its obligations under Section 12 of this Agreement;

(xi)       In connection with the authorizations in Section 1 of this Agreement, the Intermediary represents and warrants to Vanguard that:

(A)       The Intermediary has implemented an internal control structure and adopted written internal control procedures that are reasonably designed to prevent and detect on a timely basis Instructions received by the Intermediary after Market Close from being aggregated with Instructions received by the Intermediary before Market Close, and to minimize errors that could result in late transmission of Orders to Vanguard (“Internal Control Procedures”).

(B)       The Intermediary will review, no less than annually, the adequacy of its Internal Control Procedures and will change and modify them as necessary to maintain their adequacy.

(C)       Each Designated UI, if any, has adopted and implemented written internal controls that are reasonably designed to prevent and detect on a timely basis Instructions received by the Designated UI after Market Close from being aggregated with Instructions received by the Designated UI before Market Close, and to minimize errors that could result in late transmission of Orders to Vanguard (“Designated UI Internal Control Procedures”).

(D)       Each Designated UI will be required to review, not less than annually, the adequacy of its Designated UI Internal Control Procedures and to change and modify them as necessary to maintain their adequacy.

(E)       Upon written request by Vanguard, the Intermediary will provide Vanguard with a description of its Internal Control Procedures and a certification from the Intermediary that they are adequate as of the most recent review, as well as a certification that each Designated UI, if any, has adopted and implemented Designated UI Internal Control Procedures that are adequate as of the most recent review.

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For the purposes of this Agreement, “Market Close” shall mean the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern Time), and “Indicated Trade Date” shall mean a trade date indicated or otherwise requested to be assigned to an Order transmitted or otherwise submitted to Vanguard, as indicated in the applicable transmission or other submission.

5.	Obligations of Vanguard.

(a)       Transactions Subject to Fund/SERV. Vanguard will accept Orders transmitted by the Intermediary through Fund/SERV on behalf of the Accounts in accordance with this Agreement and the DCC&S Operating/Contingency Procedures. Vanguard will be responsible for processing and executing any such Orders from the Intermediary in a timely manner.

(b)       Performance of Duties. Vanguard will perform any and all duties, functions, procedures and responsibilities assigned to it under this Agreement and as otherwise established by the NSCC from time to time. Vanguard will maintain facilities, equipment and skilled personnel sufficient to perform the foregoing activities and to otherwise comply with the terms of this Agreement. Vanguard will conduct each of the foregoing activities in a competent manner and in compliance with (i) all applicable laws, rules and regulations, including NSCC rules and procedures relating to Fund/SERV, and (ii) the then-current prospectus, statement of additional information (“SAI”), and policies of the VVI Fund; provided, however, that in the event of a conflict between the provisions of the DCC&S Operating/Contingency Procedures and any applicable “optional” NSCC rule or procedure, the DCC&S Operating/Contingency Procedures will control.

(c)       Accuracy of Information, Transmissions Through and Access to Fund/SERV. All information provided by Vanguard to the Intermediary through Fund/SERV and pursuant to this Agreement will be accurate, complete and in the format prescribed by the NSCC. Vanguard will adopt, implement and maintain procedures reasonably designed to ensure the accuracy of all transmissions through Fund/SERV and to limit the access to, and the inputting of data into, Fund/SERV to persons specifically authorized by Vanguard.

(d)       Pricing Information. On every Business Day, Vanguard will transmit by 7:00 p.m., Eastern time, each VVIF Portfolio’s closing net asset value and public offering price (if applicable) for that day and/or notification of no price for that day, to the Intermediary via both the NSCC’s Mutual Fund Profile Service and such other transmission method mutually agreed to by the parties. Vanguard shall provide such information on a best efforts basis taking into consideration any extraordinary circumstances arising at the VVI Fund (e.g., natural disasters, etc.). Neither the Intermediary nor any Underlying Intermediary shall be entitled to rely on any source of net asset value information other than such transmission by Vanguard.

6.	Obligations of the Intermediary.

(a)       Performance of Duties. The Intermediary will perform any and all duties, functions, procedures and responsibilities assigned to it under this Agreement and as otherwise established by the NSCC from time to time. The Intermediary will maintain facilities, equipment and skilled personnel sufficient to perform the foregoing activities and to otherwise comply with the terms of this Agreement. The Intermediary will conduct each of the foregoing activities in a competent manner and in compliance with all applicable laws, rules and regulations, including NSCC rules and procedures relating to Fund/SERV; provided, however, that in the event of a conflict between the provisions of the DCC&S Operating/Contingency Procedures and any applicable “optional” NSCC rule or procedure, the DCC&S Operating/Contingency Procedures will control.

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(b)       Accuracy of Information, Transmissions Through and Access to Fund/SERV. All information provided by the Intermediary to Vanguard through Fund/SERV and pursuant to this Agreement will be accurate, complete and in the format prescribed by the NSCC. For each Fund/SERV Order, the Intermediary will provide Vanguard with all information reasonably required by Vanguard to establish and maintain such Order (and any subsequent adjustments to such Order). The Intermediary will adopt, implement and maintain procedures reasonably designed to ensure the accuracy of all transmissions through Fund/SERV and to limit the access to, and the inputting of data into, Fund/SERV to persons specifically authorized by the Intermediary.

(c)       Accepting and Transmitting Orders. As provided in Section 1, and in accordance with the procedures set forth below and in the DCC&S Operating/Contingency Procedures, the Intermediary will act as the limited agent of Vanguard to receive Instructions from the Accounts, corresponding to purchase, redemption and exchange Orders by the Accounts, for shares of the VVIF Portfolios. All such Orders shall be settled with the NSCC, except as otherwise provided in the DCC&S Operating/Contingency Procedures.

(i)       Receipt by the Intermediary or Designated UI of Policy Owner-Level Transactions. The parties understand and agree that the Intermediary or, subject to the requirements of Section 14 below, a Designated UI, may receive Policy owner-level transactions in various formats, including directions in writing, by computer magnetic tape, diskette or electronic data transmission, through interactive voice response system, or by any other accepted method for transmitting data that is adopted for the Accounts. All Policy owner-level transactions shall be received and processed by the Intermediary or a Designated UI in accordance with its standard transaction processing procedures that apply to all investment options offered under the Policies. The Intermediary or the relevant Designated UI, if any, shall maintain records sufficient to identify the date and time of receipt of all Policy owner-level transactions involving the VVIF Portfolios and shall make such records available upon request for examination by Vanguard or its designated representative or, at the request of Vanguard, by appropriate governmental authorities or self-regulatory organizations. Under no circumstances shall the Intermediary or any Designated UI change, alter or manipulate any Policy owner-level transactions received by it in good order.

(ii)       Transmission by the Intermediary of Orders. Based on the Policy owner Instructions and other authorized Account transactions received by the Intermediary and any Designated UIs prior to Market Close on each Business Day, the Intermediary shall transmit to Vanguard via Fund/SERV by the time of receipt of Cycle 7 from the NSCC on the following Business Day (approximately 7:00 a.m. Eastern time) a file containing the Order, in dollars or shares, by each Account for shares of each VVIF Portfolio for the preceding Business Day. Each transmission by the Intermediary of an Order shall constitute a representation by the Intermediary that such Order was based solely on Policy owner-level transactions and other authorized Account transaction directions received by the Intermediary or a Designated UI, if applicable, prior to the Market Close on the previous Business Day, and that such Order included only and all such transactions so received by the Intermediary or Designated UI, as the case may be.

(iii)       VVIF Portfolios. In connection with the Accounts and Policies, the Intermediary shall submit Orders to Vanguard, and shall permit Orders to be submitted to Vanguard, in relation to only those portfolios of the VVI Fund that are set forth in Schedule II, as such schedule may be amended by mutual written agreement of the parties from time to time.

(d)       Extraordinary Events. The Intermediary is not authorized to accept as Vanguard’s agent any Order for the purchase or redemption of shares in an amount which equals or exceeds the “Large Transaction Amount” for a VVIF Portfolio, as specified in Attachment A to the DCC&S Operating/Contingency Procedures (“Attachment A”), where such Order is the result of an “Extraordinary Event” of which the Intermediary is aware, unless the Intermediary has notified Vanguard of such Order as soon as practicable on the trade date and in

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no event later than one hour prior to the Market Close on the trade date. For these purposes, an ’‘Extraordinary Event’’ shall mean an event outside the normal operation of an Account such as an entire Account moving into or out of a VVIF Portfolio or an asset transfer or merger arising from a merger, acquisition or divestiture. In accordance with the prospectus of the VVI Fund, Vanguard reserves the right to refuse any purchase Order, or to delay settlement of any redemption Order, which Vanguard, in its sole discretion, deems disruptive or detrimental to the VVI Fund. In connection with any redemption Order that equals or exceeds the applicable Large Transaction Amount, Vanguard reserves the right to delay delivery of redemption proceeds for up to seven days, to the extent permitted by applicable law or regulation, or to effect the redemption through an in-kind distribution of securities. Vanguard reserves the right to revise Attachment A at any time and will provide 30 days’ advance written notice of such revision to the Intermediary.

(e)       Closed Portfolios. On occasion, Vanguard may close to new or existing investors one or more of the VVIF Portfolios (“Closed Funds”) on terms or subject to conditions that may vary from Closed Fund to Closed Fund.

(i)       If, pursuant to the terms of a Closed Fund’s closure, any Closed Fund remains available to Accounts investing in the Closed Fund, then from and after the date on which such Closed Fund is closed to new investors (as such date is determined by Vanguard), the Intermediary will not:

(A)       Open a new account in such Closed Fund, or

(B)       Transmit an Order to purchase shares of such Closed Fund,

unless, in either case, the Account for which such account is opened or Order is transmitted is eligible to invest in such Closed Fund pursuant to the terms of the closure and, if applicable, the aggregate amount invested in the Closed Fund by such Account during the relevant period does not exceed any maximum investment limitation imposed in connection with the fund closing.

(ii)       If a new account is opened in a Closed Fund or a purchase of shares in a Closed Fund is requested in violation of this Section 6(e), Vanguard shall be authorized to cancel the Order by means of which the new account was opened or the purchase was requested at any time and, in the case of a new account, to terminate the account at any time. Any such cancellation and/or termination shall be on a current-day basis, and Vanguard will return to the Intermediary the lesser of (A) the amount initially invested in violation of paragraph (i) above or (B) the then-current value of such investment.

(f)       Advance Information. Vanguard will provide the Intermediary with reasonable notice of any revisions to the VVI Fund’s prospectus and/or SAI that Vanguard believes would affect the Intermediary’s performance of its duties and obligations pursuant to this Agreement. In addition, from time to time, the VVI Fund may implement policy changes that affect the Intermediary’s performance of recordkeeping for an Account. In order to allow the Intermediary a reasonable amount of time to make any necessary adjustment to its record-keeping systems, Vanguard, in its sole discretion, may communicate such policy changes to the Intermediary before transmitting this information to VVI Fund shareholders as a whole (“Advance Information”). The Intermediary shall treat all Advance Information as confidential pursuant to Section 11 of this Agreement and, prior to its being made public by Vanguard, shall use such information solely for systems adjustment purposes. The Intermediary shall communicate Advance Information to its own directors, officers and employees on a need to know basis, only. Under no circumstances shall the Intermediary communicate Advance Information to any Underlying Intermediary or any Policy owners, or to anyone else except as

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expressly permitted in this Section 6(f) or with Vanguard’s prior written consent, until such information becomes publicly available.

(g)           Tax Compliance and Reporting.

(i)       Responsibilities of the Intermediary and/or the Underlying Intermediaries. The Intermediary, or the Underlying Intermediaries, if any, shall be responsible for obtaining all information necessary in order to assure that all Accounts in the VVIF Portfolios are established and maintained in compliance with applicable tax laws, rules and regulations. The Intermediary or the Underlying Intermediaries, if any, shall comply in all respects with any and all applicable obligations relating to tax reporting and withholding pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), or other applicable tax laws, rules and regulations, including without limitation such obligations relating to Account purchases and redemptions and any Policy owner-level transactions. The Intermediary or the Underlying Intermediaries, if any, shall promptly advise Vanguard or the VVI Fund of any matter that may affect the responsibilities of the VVI Fund or Vanguard to Policy owners pursuant to the Code or other applicable tax laws, rules and regulations. All information that is received by the Intermediary from the VVI Fund or Vanguard for inclusion in Policy owner tax statements shall be reported to the Policy owners accurately, completely and in a timely manner. The Intermediary also agrees to obtain and maintain, and to the extent necessary, provide to the VVI Fund or Vanguard, for each account in a VVIF Portfolio, all forms or documents required by applicable laws, rules or regulations with regard to any of the foregoing.

(ii)       Tax Status of the Intermediary and/or the Underlying Intermediaries. Upon execution of this Agreement, the Intermediary and the Underlying Intermediaries, if any, will provide Vanguard with a duly completed Internal Revenue Service (“IRS”) Form W-9 (Request for Taxpayer Identification Number and Certification), or any updated or successor form, signed under penalties of perjury. The Intermediary agrees to cause any Underlying Intermediaries designated by the Intermediary following execution of this Agreement to provide Vanguard with a duly completed IRS Form W-9, or any updated or successor form, signed under penalties of perjury. The Intermediary agrees, and will cause all Underlying Intermediaries, if any, to notify Vanguard of any changes in its respective tax status and, as appropriate, to provide Vanguard with a new IRS Form W-9, or any updated or successor form.

(iii)       Survival of Tax Obligations. As the Intermediary and the Underlying Intermediaries, if any, are responsible hereunder for complying with all applicable laws, rules and regulations concerning the proper establishment and continued maintenance of their respective accounts in the VVIF Portfolios, including, without limitation, IRS or Code requirements regarding certified tax identification numbers and compliance with all applicable tax laws, rules and regulations relating to tax reporting and withholding, Vanguard and the VVI Fund will not be responsible for compliance therewith. All obligations of the Intermediary and the Underlying Intermediaries, if any, related to such tax compliance, including without limitation compliance with all notice obligations under IRS or Code requirements and payment of any and all related fines, interest, penalties or tax, shall survive termination of the Intermediary’s and any Underlying Intermediaries’ accounts and this Agreement.

(iv)       Manual Settlement Procedures. If the Intermediary or any Underlying Intermediary instructs Vanguard or the VVI Fund to remit payments other than to the Intermediary or an Underlying Intermediary as provided in Section 5(f) of the DCC&S Operating/Contingency Procedures and Vanguard or the VVI Fund accepts such instructions, the Intermediary or Underlying Intermediary will be responsible hereunder for complying with all applicable tax laws, rules and regulations concerning such payment, including without limitation any tax reporting and withholding requirements under IRS or Code requirements.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

(h)           Certain Transactions and Restrictions.

(i)       The Intermediary agrees that it will provide, not later than five Business Days after receipt of a written request by Vanguard on behalf of a VVIF Portfolio, the Taxpayer Identification Number of any or all Policy owner(s) and the amount, date, name of investment professional associated with the Policy owner (if any), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of shares of such VVIF Portfolio held through an account maintained by the Intermediary or an Underlying Intermediary during the specific period covered by the request. Unless required by applicable law, rule or regulation, Vanguard and the VVIF Portfolios agree not to use the information received under this Section for marketing or any other purpose not related to (A) limiting or reducing abusive trading in shares issued by the VVIF Portfolios or (B) collecting purchase or redemption fees (if any).

(ii)       The Intermediary agrees that it will execute, or cause the relevant Underlying Intermediary to execute, written instructions from Vanguard on behalf of a VVIF Portfolio, including instructions to restrict or prohibit purchases or exchanges of VVIF Portfolio shares in specific accounts or by or on behalf of specific Policy owners identified by such VVIF Portfolio. Any such instructions by Vanguard shall include the Taxpayer Identification Number or equivalent identifying number of the Policy owner(s) to which the instructions relate and the specific restriction(s) to be executed. The Intermediary agrees that it will execute, or cause the relevant Underlying Intermediary to execute, any such instructions as soon as reasonably practicable, but not later than five Business Days after receipt of the instructions by the Intermediary.

(iii)       The Intermediary will provide to Vanguard, or will cause any applicable Underlying Intermediaries to provide to Vanguard, the identity of, and any other information concerning, the Accounts and Policy owners, where Vanguard, a Fund, or a Fund’s advisor, transfer agent, or distributor is required by an applicable law, rule or regulation, including the rules and regulations of any self-regulatory organization, to obtain such information and Vanguard makes a written request, with reasonable advance notice, to the Intermediary for such information. Vanguard and the Funds shall treat all such information as confidential pursuant to Section 11 below and shall not use, or permit the use of, such information for any purpose other than those necessary to comply with the applicable law, rule or regulation.

7.	Adjustments.

(a)       Same Day Order Corrections. Vanguard will accept and honor corrections to any Orders transmitted by the Intermediary through Fund/SERV in accordance with the DCC&S Operating/Contingency Procedures.

(b)       Overpayments. In the event that either party makes an overpayment to the other party in connection with a Fund/SERV Order, the party that has been overpaid will promptly repay the other party the total amount of such overpayment upon receipt of notice of such overpayment. Notwithstanding the foregoing, if an Account or Policy owner has received cash in excess of that to which it is entitled, the Intermediary will, when requested by Vanguard, and to the extent practicable and permitted by law, debit or cause to be debited from the relevant account the amount of such excess, but only to the extent of any cash in the account, and repay it to the affected VVIF Portfolio. Upon the request of Vanguard, and to the extent practicable, the Intermediary shall provide Vanguard with the names of Policy owners and other relevant information concerning the affected accounts to assist Vanguard in the collection of any such excess amount not repaid to the VVIF Portfolios.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

(c)           Processing Adjustments. Each Business Day the Intermediary and Vanguard will reconcile their records so that an appropriate number of shares of each of the VVIF Portfolios is credited to the Intermediary’s accounts on behalf of the Accounts invested in the VVIF Portfolios.

(i)       In the event of any error (other than a Pricing Error, as hereinafter defined) or delay with respect to the procedures outlined in this Agreement that is caused by Vanguard, Vanguard shall make any adjustments on Vanguard’s accounting system necessary to correct such error or delay and shall reimburse the Intermediary for any losses or reasonable costs incurred directly as a result of the error or delay.

(ii)      In the event of any error or delay in transmitting an Order that is caused by the Intermediary or any Underlying Intermediary and which is not corrected in accordance with Section 7(a) above, the following provisions will apply:

(A)       Upon receipt from the Intermediary of documentation sufficient in Vanguard’s sole discretion to establish the details of such Order and the time at which it or the corresponding Instructions were received from the Account or Policy owner by the Intermediary or an Underlying Intermediary, Vanguard will correct its records to reflect the Order as transmitted to Vanguard by the Intermediary; and

(B)       The Intermediary will promptly reimburse the Account, Vanguard and the VVIF Portfolios for any losses or reasonable costs incurred directly as a result of the error or delay. The Intermediary agrees that, insofar as Vanguard and the VVIF Portfolios are concerned, such losses or reasonable costs will include, at a minimum, any market or administrative costs associated with effecting Orders on an “as of” basis or canceling such Orders.

(iii)     The Intermediary and Vanguard, respectively, each agree to provide the other prompt notice of any errors or delays of the type referred to in this Section 7(c) and to use reasonable efforts to take such action as may be appropriate to avoid or mitigate any costs or losses resulting from such errors or delays.

(d)           Pricing Errors. In the event of an error in the computation of a VVIF Portfolio’s net asset value per share which, in accordance with procedures adopted by the Fund’s Board of Trustees consistent with views expressed by the SEC regarding appropriate error correction standards, as shall be in effect or amended from time to time, requires adjustment to Orders previously effected on behalf of an Account (a “Pricing Error”), Vanguard shall notify the Intermediary as soon as possible after discovery of the Pricing Error. Such notification may be oral, but shall be confirmed promptly in writing. In such event, Vanguard shall reimburse the affected VVIF Portfolio for any loss (without taking into consideration any positive effect of such Pricing Error) and shall make appropriate adjustments to the Intermediary’s accounts, which adjustments shall net the impact of individual Policy owner gains and losses; this will result in either a net payment to the Intermediary from Vanguard (in the event of net Policy owner losses) or from the Intermediary to Vanguard (in the event of net Policy owner gains). In addition, in the event that the Pricing Error causes the Intermediary to incur any direct costs for re-processing Policy owner accounts, such as preparing and mailing revised statements, Vanguard shall reimburse the Intermediary for all such reasonable costs upon receipt from the Intermediary of an invoice or other statement documenting such costs in reasonable detail.

8.            Contingency Procedures. In the case of any interruptions to the transmission or receipt of Orders through Fund/SERV, the Intermediary will submit Orders to Vanguard in accordance with the contingency procedures set forth in the DCC&S Operating/Contingency Procedures, as in effect from time to time.

9.             VVI Fund Information.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

(a)           Vanguard will supply to the Intermediary upon request reasonably sufficient supplies of the materials listed below for distribution to Policy owners who hold VVIF Portfolio shares through the Accounts, which distribution shall be arranged by the Intermediary to occur immediately upon the effective date of the materials or as soon thereafter as practicable:

(i)       All proxy or information statements prepared for circulation to shareholders of record of a

VVIF Portfolio;

(ii)      Annual and semi-annual reports; and

(iii)     All updated prospectuses, supplements and amendments thereto.

(b)           The Intermediary will timely deliver, or cause to be delivered, to Policy owners all VVI Fund prospectuses and shareholder reports and related materials as required by applicable laws, rules or regulations, rules or regulations of any self-regulatory organization with jurisdiction over any of Vanguard, the Vanguard Funds or the Intermediary, and/or the Intermediary’s agreement with the Policy owner.

(c)           The Intermediary shall furnish, or shall cause to be furnished, to Vanguard or its designee, each piece of sales literature or other promotional material prepared by or on behalf of the Intermediary in which Vanguard or any VVIF Portfolio is named, at least ten Business Days prior to its use. The Intermediary may use such material (i) in fewer than ten Business Days if it receives the written consent of Vanguard, or (ii) after ten Business Days if Vanguard does not reasonably object to such use within ten Business Days after its receipt of such material. No such material shall be used if Vanguard reasonably objects to such use within ten Business Days after receipt of such material. With regard to any such sales literature or promotional material furnished by the Intermediary to Vanguard, the Intermediary shall bear the sole responsibility for complying with the content, approval, filing, and recordkeeping requirements of FINRA Conduct Rule 2210, if and to the extent applicable. Notwithstanding the foregoing, the Intermediary may use, and Vanguard authorizes the Intermediary to use, the names or other identifying marks of, and certain information about, Vanguard and the VVIF Portfolios in fund fact sheets containing VVIF Portfolio-specific data furnished by Vanguard. Vanguard may withdraw the authorization granted in this Section 9(c) as to any particular use of any such name or identifying marks at any time (A) upon Vanguard’s reasonable determination that such use would have a material adverse effect on the reputation or marketing efforts of Vanguard or the VVI Fund, which determination may be due to the availability of updated or modified information regarding a VVIF Portfolio or Vanguard, or (B) if any of the VVIF Portfolios cease to be available to Policy owners through the Intermediary.

10.          Use of Parties’ Names; No Publication of Terms.

(a)           Neither Vanguard nor the Intermediary shall make public the terms and conditions of this Agreement without the consent of the other party, which consent shall not be unreasonably withheld; provided, however, that if public disclosure of such information is required by law, such consent shall be deemed granted and the party required to disclose such information shall, if practicable, notify the other party prior to such disclosure.

(b)           Except as specifically permitted under this Agreement, without the other party’s prior written consent, neither party to this Agreement shall acquire any right to use, nor shall use, cause or permit use of the names, characters, artwork, designs, trade names, copyrighted materials, trademarks or service marks of the other party, its related or subsidiary companies, parent, employees, directors, shareholders, assigns, successors or

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

licensees: (i) in any advertising, promotional materials or activities, publicity, press release, customer list, or public or private presentation or promotion; (ii) to express or to imply any endorsement of such party or any of its affiliates or their respective offerings or services; or (iii) in any manner other than expressly in accordance with this Agreement or any other applicable agreement between the parties and/or any of their respective affiliates.

11.          Proprietary Information and Privacy. Each party hereto acknowledges that the identities of the other party’s customers (including, with respect to the Intermediary, for purposes of this Section, Policy owners), information maintained by such other party regarding those customers (“Customer Information”), and all computer programs and procedures developed by such other party or such other party’s affiliates or agents in connection with such other party’s performance of its duties hereunder constitute the valuable property of such other party. Each party agrees that should it come into possession of any Customer Information, or any other property, of the other party, pursuant to this Agreement or any other agreement related to services under this Agreement, the party who acquired such information or property shall use its best efforts to hold such information in confidence and refrain from using, disclosing, or distributing any of such information or other property, except (a) as required or necessary to carry out the obligations imposed by this Agreement, (b) with the other party’s prior written consent, or (c) as required by law or judicial process. In addition to the foregoing, Vanguard shall have the additional limited right to use Customer Information supplied by the Intermediary (i) for the purpose of providing educational services to, and discussing investment positions and alternatives with, underlying institutional clients having an existing relationship with Vanguard and (ii) for Vanguard’s own internal business purposes, including but not limited to, service processing, resource allocation, and performance metrics. Vanguard will not use Customer Information to solicit business from an underlying client unless Vanguard has an existing relationship with the underlying client. Vanguard may solicit business from underlying clients with which it does not have an existing relationship; provided that it does so without using such Customer Information. Each party agrees to comply with all applicable privacy laws, including those promulgated pursuant to Title V of the Gramm-Leach-Bliley Act of 1999. Each party agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality, and integrity of, and to prevent unauthorized access to or use of, Customer Information. Each party acknowledges that any breach of the foregoing agreements as to the other party would result in immediate and irreparable harm to such other party for which there would be no adequate remedy at law and agrees that in the event of such a breach, such other party will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction shall deem appropriate. Notwithstanding the foregoing, this Section shall not prohibit either party from utilizing the other party’s Customer Information for any purpose whatsoever, if and to the extent such Customer Information: (i) is or becomes a matter of public knowledge through no fault of such party; or (ii) was in such party’s possession or known by it prior to receipt from such other party; or (iii) was rightfully disclosed to such party by another person without restriction; or (iv) is independently developed by such party without access to such other party’s Customer Information.

12.          Indemnification.

(a)           Vanguard. Vanguard will indemnify and hold harmless the Intermediary, and each of the Intermediary’s affiliates, divisions, subsidiaries, directors, officers, agents, employees and permitted assigns, against and from any and all losses, damages, costs, charges, payments, claims, liabilities and expenses (including reasonable attorney’s fees) arising out of or attributable to: (i) Vanguard’s lack of good faith, negligence, or willful misconduct in carrying out its duties and responsibilities relating to this Agreement; (ii) any breach of Vanguard’s representations and warranties contained in this Agreement; and (iii) any breach by Vanguard of a material provision of this Agreement. In addition to the foregoing, Vanguard will be liable for the losses and reasonable costs described in Section 7(c)(i) of this Agreement.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

(b)           Intermediary. The Intermediary will indemnify and hold harmless Vanguard, the VVI Fund, and each of their respective affiliates, divisions, subsidiaries, directors, officers, agents, employees and permitted assigns, against and from any and all losses, damages, costs, charges, payments, claims, liabilities and expenses (including reasonable attorney’s fees) arising out of or attributable to: (i) the Intermediary’s or any Underlying Intermediary’s lack of good faith, negligence, or willful misconduct in carrying out its duties and responsibilities relating to this Agreement; (ii) any breach of the Intermediary’s representations and warranties contained in this Agreement; (iii) any breach by the Intermediary or an Underlying Intermediary of a material provision of this Agreement; and (iv) Vanguard’s acceptance of any Order through Fund/SERV. In addition to the foregoing, the Intermediary will be liable for the losses and reasonable costs described in Section 7(c)(ii) of this Agreement.

(c)           Notice and Opportunity to Defend. If any action, suit, proceeding, or investigation is initiated, or any claim or demand is made, against any party indemnified hereunder (an “Indemnified Party”) with respect to which such Indemnified Party may make a claim against the other party (“Indemnifying Party”) pursuant to this Section 12, then the Indemnified Party will give prompt written notice of such action, suit, proceeding, investigation, claim or demand to the Indemnifying Party. Thereafter, the Indemnifying Party will have the opportunity, at its own expense and with its own counsel, to defend or settle such action, suit, proceeding, investigation, claim or demand; provided, however, that: (i) the Indemnifying Party will keep the Indemnified Party informed of all material developments and events relating to such action, suit, proceeding, investigation, claim or demand; (ii) the Indemnified Party will have the right to participate, at its own expense in the defense of such action, suit, proceeding, investigation, claim or demand and will cooperate as reasonably requested by the Indemnifying Party in the defense thereof; and (iii) the Indemnifying Party will not settle such action, suit, proceeding, investigation, claim or demand without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld.

13.          Role and Relationship of the Intermediary. The parties acknowledge and agree that the services provided by the Intermediary under this Agreement are not the services of an underwriter, principal underwriter, sub-distributor, or dealer of the VVI Fund within the meaning of the 1933 Act or the 1940 Act. This Agreement does not grant the Intermediary or any Underlying Intermediary any right to purchase shares of any VVIF Portfolio (although it does not preclude the Intermediary or an Underlying Intermediary from purchasing any such shares), nor does it constitute the Intermediary or any Underlying Intermediary an agent of Vanguard or the VVI Fund for purposes of selling shares of any VVIF Portfolio to any dealer or the public, except as expressly stated in this Agreement as to the receipt of Instructions from or on behalf of Policy owners. To the extent the Intermediary or an Underlying Intermediary is involved directly or indirectly in the purchase of shares of any VVIF Portfolio under this Agreement, other than with respect to the acceptance of Instructions as described in Section 1(a), such involvement will be as agent of the Accounts only.

14.          Intermediary’s Agreements with Underlying Intermediaries. The Intermediary represents and warrants that it has entered into an agreement with each Underlying Intermediary, if any, or shall enter into such an agreement before making the VVIF Portfolios available to an Underlying Intermediary, which agreements shall require the Underlying Intermediaries to agree to comply with Vanguard’s requirements regarding Money Market Fund Procedures, Extraordinary Event reporting, Closed Funds, and tax compliance and reporting, as set forth in Section 6 of this Agreement. In addition, the Intermediary represents and warrants that it has entered into an agreement with each Designated UI, if any, or shall enter into such an agreement before making the VVIF Portfolios available to a Designated UI, which agreements shall require the Designated UIs to: (a) accept Instructions only until the Market Close; (b) transmit Orders corresponding to such Instructions to the Intermediary as soon as practicable after receipt thereof; (c) maintain records sufficient to document the date and time of receipt of each such Instruction; and (d) enable the Intermediary to make its representations and warranties and comply

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

with its obligations in Section 4(b) of this Agreement with respect to the Designated UI Internal Control Procedures. The Intermediary represents that it has in place arrangements reasonably designed to ensure the Underlying Intermediaries’ compliance with these provisions and will act in accordance with those arrangements. The Intermediary further agrees to notify Vanguard of any modifications or amendments to its agreements with the Underlying Intermediaries that may affect the obligations of the Underlying Intermediaries set forth in this Section 14.

15.          Third Party Activities. Without limiting the liability of the Intermediary under this Agreement, the Intermediary shall be and remain fully responsible and liable for any actions by any third party through, or with respect to, the NSCC membership number in connection with which the Orders are transmitted hereunder (which membership number is identified on this Agreement), including without limitation any third party service provider permitted or directed by the Intermediary to access and/or act through or upon Fund/SERV with respect to such NSCC membership number and/or with respect to any of the Intermediary’s or the Accounts’ accounts in the VVI Funds or VVIF Portfolios. Any such third party shall be bound by the terms and conditions of this Agreement applicable to the Intermediary, and any failure by such third party to comply with the terms of this Agreement shall constitute a breach of this Agreement by the Intermediary. The Intermediary shall be and remain fully responsible and liable under this Agreement for all of the actions referenced in this Section 15 to the same extent that it would be if the Intermediary itself had taken such actions. Without limiting any of the foregoing, to the extent that the Intermediary fulfills any of its obligations hereunder through any third party, the Intermediary shall remain fully responsible and liable for the third party’s actions and omissions in connection therewith.

16.          Right to Inspect. With respect to all Orders transmitted to Vanguard through Fund/SERV pursuant to this Agreement, the Intermediary will maintain, or cause the Underlying Intermediaries to maintain, records sufficient to document the truth of the representations and warranties set forth in Sections 4(b) and 14 of this Agreement, as well as the performance of the obligations of the Intermediary set forth in this Agreement. The Intermediary agrees to promptly furnish Vanguard with such information as Vanguard may reasonably request from time to time in order for Vanguard to verify the Intermediary’s compliance with the provisions hereof (including, without limitation, periodic certifications confirming such compliance and/or the Intermediary’s furnishing or making available for Vanguard’s inspection records sufficient to document the Intermediary’s compliance with this Agreement).

17.          Authorized Persons.

(a)           For purposes of this Agreement, the Intermediary will designate “Authorized Persons” entitled to act on its behalf in connection with this Agreement. “Authorized Person” will mean any officer or employee of the Intermediary designated by providing Vanguard with the following: (i) a properly certified copy of a corporate resolution reflecting the vote of the Board of Directors of the Intermediary authorizing the officer or employee, directly or indirectly, to act in connection with this Agreement; and (ii) a specimen signature of such officer or employee. This requirement may be satisfied by the Intermediary furnishing Vanguard with a completed Vanguard Financial Advisor Services Organization Resolution form. Vanguard shall be entitled to act upon all instructions received from such Authorized Persons until it receives and has had a reasonable opportunity to act upon written notice from the Intermediary that such persons are no longer authorized to act. Vanguard may disregard any instructions not provided by an Authorized Person of the Intermediary.

(b)           Except as set forth in this Agreement or as otherwise agreed upon in writing by the parties, any communication or instruction made pursuant to this Agreement may be made orally, provided such oral communication is promptly confirmed in writing by facsimile or electronic transmission. The Intermediary is

FAS/MassMutual

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0458058

entitled to rely on any communications or instructions that it reasonably believes were provided to it by Vanguard. Vanguard is entitled to rely on any communications or instructions that it reasonably believes were provided to it by the Intermediary or its Authorized Persons.

18.          Commencement, Amendment and Termination.

(a)           Commencement. Fund/SERV transactions between Vanguard and the Intermediary pursuant to this Agreement will not commence until both parties have acknowledged in writing that all necessary preliminary testing has been completed.

(b)           Amendment. This Agreement may be modified or amended from time to time by mutual written agreement of the parties; provided, however, that Vanguard in its sole discretion may modify the DCC&S Operating/Contingency Procedures, Attachment A, Exhibit A, and Exhibit B by 30 days’ advance written notice to the Intermediary. Schedule I to this Agreement may be updated by any written communication (including email) from the Intermediary to Vanguard upon written acknowledgement and acceptance (including email) by Vanguard.

(c)           Termination. This Agreement will continue in effect until terminated by either party by 60 days’ advance written notice to the other. Any such termination will not affect the completion of any pending Fund/SERV transactions or obligations, and will not affect the indemnities given under this Agreement. Notwithstanding the foregoing, Vanguard shall have the right to terminate this Agreement at any time without prior notice to the Intermediary in the event of excessive transactions or other abusive investment practices, as determined by Vanguard in its sole discretion. Upon any such termination, the Intermediary will immediately refrain from transmitting Orders to Vanguard through Fund/SERV.

19.          Non-exclusivity. Each party acknowledges that the other may enter into agreements similar to this Agreement with other parties for the performance of services similar to those to be provided under this Agreement, unless otherwise agreed to in writing by the parties.

20.          Conflicting Agreements. This Agreement (including any Exhibits, Attachments and Schedules hereto) constitutes the entire agreement between the parties as to the subject matter hereof and supersedes any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the time at which this Agreement has been executed and delivered by the Intermediary and Vanguard, including, without limitation, any prior DCC&S agreement; provided, however, that the parties acknowledge that the Intermediary, Vanguard, Vanguard Marketing Corporation, and the VVI Fund have entered into a Participation Agreement of even date herewith (the “VVIF Participation Agreement”) concerning matters relating to the Accounts, the Policies and the VVI Fund, and the parties acknowledge and agree that this Agreement is in addition to, and does not supersede or replace, the VVIF Participation Agreement and that such agreement remains in full force and effect with respect to the subject matter thereof, except that to the extent that there is any conflict or inconsistency between the terms of this Agreement and the terms of the VVIF Participation Agreement, the terms of this Agreement shall govern and control. Nothing contained in this Agreement, however, will be construed to limit or restrict either party’s compliance with any law, regulation or order to which the party is subject, or to prevent the parties from supplementing this Agreement by agreeing to additional duties, obligations, representations, warranties or higher standards of care with respect thereto.

21.          Exhibits, Attachments and Schedules. All Exhibits, Attachments and Schedules attached to this Agreement, as they may be amended from time to time, are by this reference incorporated into and made a part of this Agreement.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

22.          Assignment. Neither Vanguard nor the Intermediary may assign this Agreement without the prior written consent of the other party, and any attempted assignment without such consent will be null and void.

23.          Cooperation. The parties agree to cooperate with each other in any recordkeeping or reporting necessary to fulfill any governmental or regulatory requirement. In addition, the Intermediary agrees to provide Vanguard with any of the records described in Section 4(b)(viii) promptly upon Vanguard’s request.

24.          Governing Law. This Agreement will be governed by and its provisions will be construed in accordance with the internal laws of the Commonwealth of Pennsylvania.

25.          Severability. If any provision of this Agreement is held to be invalid, the remaining provisions of this Agreement will continue to be valid and enforceable.

26.          Waiver. The failure of a party to insist upon strict adherence to any provision of this Agreement on any occasion will not be considered a waiver nor will it deprive such party of the right thereafter to insist upon strict adherence to that provision or any other provision of this Agreement.

27.          Notices. Any notice required or permitted hereunder will be in writing and will be given by personal service, mail or facsimile to the other party at the address set forth below (or such other address as the other party may specify by written notice to the first party). Notice will be effective upon receipt if by mail, on the date of personal delivery (by private messenger, courier service or otherwise), or upon receipt of facsimile, whichever occurs first, at:

Vanguard:	The Vanguard Group, Inc.

100 Vanguard Boulevard, 236

Malvern, PA 19355

Attention: Principal, Financial Advisor Services Operations

Fax No.: (610) 503-1154

Copy to:	The Vanguard Group, Inc.

Legal Department, V26

100 Vanguard Blvd.

Malvern, PA 19355

Attention: Intermediary Agreements

Fax No.: (610) 503-5737

Intermediary:	Massachusetts Mutual Life Insurance Company

100 Bright Meadow Blvd.

Enfield, CT 06082

Attention: RS Fund Operations, MIP M200-INVST

Telephone: 860-562-2470

Fax No.: 860-562-2283

28.          Anti-Money Laundering Policies. To the extent applicable, the Intermediary agrees to comply with all anti-money laundering statutes, rules, regulations and guidance of government and/or self-regulatory organizations, including but not limited to, cash and suspicious activity reporting and recordkeeping

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requirements, and customer identification program requirements, as well as creation and implementation of policies, procedures and internal controls in order to ensure compliance. The Intermediary agrees that it will take reasonable steps to monitor investor transactions to identify currency, cash equivalents, possible money laundering and other suspicious activity and to report to government authorities reportable currency transactions, and where appropriate, suspicious activity.

29.          Force Majeure. In the event a party is unable to perform its obligations under the terms of this Agreement because of acts of God, acts of terrorism, strikes, equipment failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages resulting from such failure to perform or otherwise from such causes.

30.          Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to”, and (d) references to “hereunder” or “herein” relate to this Agreement. The section headings in this Agreement are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

31.          Counterparts. This Agreement and any attachment, exhibit or schedule hereunder may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any of the foregoing shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of both parties hereto. For purposes hereof, a facsimile copy of any of the foregoing, including the signature pages hereto, shall be deemed an original.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers as of the date first written above.

THE VANGUARD GROUP, INC.

/s/ Matthew J. Thomas
By:	Matthew J. Thomas
Title:	FAS Department Head

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

/s/ Philip Michalowski
By:	Philip Michalowski
Title:	Head of Annuity Product

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& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

SCHEDULE I

ACCOUNTS AND ASSOCIATED POLICIES

Name of Account	Policies Funded by Separate Account

Massachusetts Mutual Variable Life Separate	Apex VULSM
Account I
Established July 13, 1988

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

SCH I

SCHEDULE II

(Updated and effective as of June 16, 2020)

The following Portfolios of the Vanguard Variable Insurance Fund shall be made available as investments underlying the Variable Insurance Products, subject to the limitations set forth in Section 2.13(c) hereof:

Money Market Portfolio

Balanced Portfolio

Equity Index Portfolio

Equity Income Portfolio

Growth Portfolio

International Portfolio

Total Bond Market Index Portfolio

High-Yield Bond Portfolio

Short-Term Investment-Grade Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Mid-Cap Index Portfolio

Real Estate Index Portfolio

Conservative Allocation Portfolio

Moderate Allocation Portfolio

Total International Stock Market Index Portfolio

Global Bond Index Portfolio

This Schedule II to the Participation Agreement dated June 16, 2020 by and between the parties identified below is updated and effective as of June 16, 2020, and replaces all prior versions of this schedule.

This Schedule II may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Schedule II shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of all parties hereto. For the purposes hereof, a facsimile copy of this Schedule II, including the signature pages hereto, shall be deemed an original.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

SCH II

OPERATING AND CONTINGENCY PROCEDURES/

DEFINED CONTRIBUTION CLEARANCE & SETTLEMENT

A.	OPERATING PROCEDURES

1.            Trade Date Policy and Procedures. Plan Orders for the purchase, redemption or exchange of Vanguard Fund shares will be accorded a trade date (“T”) that is the date of receipt of the Plan Order by the Intermediary or, subject to the requirements of Section 14 of the Agreement, an Underlying Intermediary, from the Plan or participant, subject to the special rules provided in these DCC&S Operating/Contingency Procedures.

(a) Receipt of Plan Orders. Plan Orders must be received by the Intermediary or, subject to the requirements of Section 14 of the Agreement, an Underlying Intermediary, by the close of trading on the New York Stock Exchange (the “Market Close”) on T. Any Plan Order received by the Intermediary or an Underlying Intermediary after such time will be accorded a trade date that is the next Business Day following receipt of the Plan Order (“T+1”), and the Intermediary will not enter the Plan Order onto Fund/SERV until T+2.

(b)       Entry of Fund/SERV Transmissions. The Intermediary is responsible for sending all and only Plan Orders received prior to the Market Close on T to Vanguard through Fund/SERV by NSCC Cycle 7 on T+1 (received by Vanguard at approximately 7:00 a.m. Eastern time). Transactions may be entered in dollars or shares.

(c)       Correction of Fund/SERV Entries. The Intermediary may correct an erroneously entered Plan Order by first calling Vanguard’s NSCC Services Unit at (888) 809-8106 not later than 8:30 a.m. Eastern time on T+1. If required, a subsequent Fund/SERV entry may be submitted not later than NSCC Cycle 12 on T+1 (received by Vanguard at approximately 10:00 a.m. Eastern time); provided, however, that Vanguard reserves the right to reject any Fund/SERV correction for which the Intermediary has not provided Vanguard with documentation (if requested by Vanguard) sufficient, in Vanguard’s sole discretion, to prove the occurrence of the error.

(d)       As-of Orders. A Plan Order (1) transmitted by the Intermediary via Fund/SERV indicating a trade date (the “Indicated Trade Date”) prior to the Business Day preceding the date of transmission to and receipt by Vanguard, or (2) submitted by the Intermediary via Fund/SERV after Cycle 12 on T+1 (each of the foregoing, an “As-of Order”) may, in Vanguard’s sole discretion, be processed by Vanguard as of the Indicated Trade Date on the As-of Order, subject to the following conditions, as applicable:

(i)       Automatic Processing. As-of Orders that satisfy each of the following conditions will be accepted and processed by Vanguard as of the Indicated Trade Date on the As-of Order:

(A)       The As-of Order was received by the Intermediary on the Indicated Trade Date in accordance with all applicable requirements under this Agreement;

(B)       The amount of the As-of Order is less than the Large Transaction Amount for the relevant Vanguard Fund;

(C)       The Indicated Trade Date is not more than 180 calendar days prior to the Business Day on which the As-of Order is received by Vanguard; and

(D)       The Intermediary transmits the As-of Order with one of the following NSCC As-Of Reason Codes (“As-of Reason Codes”): (01) Incorrect Firm/Fund Account Number; (02)

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-1

Incorrect Share Quantity/Dollar Quantity; (03) Incorrect Security Issue ID; (04) Customer Renege; (05) Incorrect Sales Charge Breakpoint; (07) Blue Sky Violation; (09) Delay in Firm Trade Transmission; (10) With Fund’s Permission; (11) Resubmitted Fund/SERV Reject; (12) DCC&S (See Asset Type Indicator); (13) Distribution Reversal (only when applied in connection with an Additional Purchase or a Partial Liquidation); or (14) Prospectus Violation (only when applied in connection with a Firm Exit).

(ii)       Discretionary Processing. The Intermediary shall notify Vanguard of its intent to transmit an As-of Order that falls within any of the categories listed below by calling Vanguard’s NSCC Services Unit between 6:30 a.m. and 8:30 p.m. Eastern time on the Business Day on which such As-of Order(s) is (are) transmitted to Vanguard. Any such As-of Order(s) will be suspended by Vanguard upon receipt and will be processed as of the Indicated Trade Date only if (x) the Intermediary has provided the required notification and (y) Vanguard approves the As-of Order(s) upon review, subject to the requirements of Section 1(d)(iii) below.

(A)       As-of Orders for Closed Funds;

(B)       As-of Orders in an amount equal to or greater than the Large Transaction Amount for the relevant Vanguard Fund; or

(C)       Multiple As-of Orders in the same Vanguard Fund transmitted on the same Business Day which aggregate to an amount equal to or greater than the Large Transaction Amount for the relevant Vanguard Fund.

Any such As-of Orders received by Vanguard on a Business Day between NSCC Cycles 8 and 14 will be reviewed and either approved or disapproved by 1:00 p.m. Eastern time on such Business Day, after which time the Intermediary will be notified of any rejected As-of Orders through the normal confirmation process. Any such As-of Orders received by Vanguard on a Business Day between NSCC Cycles 15 and 98 will be reviewed and either approved or disapproved by 10:00 A.M. Eastern time on the following Business Day, after which time the Intermediary will be notified of any rejected As-of Orders through the normal confirmation process.

(iii)       Additional Documentation. Vanguard may request additional documentation from the Intermediary in connection with any As-of Order transmitted by the Intermediary. Such documentation may include evidence of the date and time of receipt of the original Plan Order from the Plan or Plan participant, a letter of indemnification from the Intermediary, and/or an affidavit from the Plan or Plan participant or a representative of the Intermediary as to the facts supporting the As-of Order. With respect to any As-of Order submitted by the Intermediary pursuant to Section 1(d)(ii), Vanguard must receive any documentation requested from the Intermediary via facsimile to (484) 582-2806 not later than 9:00 p.m. Eastern time on the transmission date of the As-of Order. With respect to any As-Of Order submitted by the Intermediary and processed by Vanguard pursuant to Section 1(d)(i), (x) the Intermediary must deliver any documentation requested by Vanguard within 30 days of Vanguard’s request, and (y) if the Intermediary fails to produce such documentation or such documentation is not reasonably acceptable to Vanguard, then Vanguard reserves the right, in its sole discretion, to cancel the As-of Order and the Intermediary shall reimburse the applicable Vanguard Fund for all losses that it suffers as a result of such cancellation, including, but not limited to, any market losses.

(iv)       Rejection of As-of Orders. The following As-of Orders may be rejected by Vanguard:

(A)       Any As-of Order submitted by the Intermediary that does not meet the requirements set forth in Section 1(d)(i) above and that is not approved by Vanguard pursuant to Section 1(d)(ii) above;

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-2

(B)       Any As-of Order that includes an Indicated Trade Date that is more than 180 calendar days prior to the Business Day on which Vanguard receives such As-of Order;

(C)       Any As-of Order requiring Intermediary notification pursuant to Section 1(d)(ii) above for which notification is not provided;

(D)       Any As-of Order requiring additional documentation from the Intermediary pursuant to Section 1(d)(iii) above for which appropriate documentation is not timely provided; and

(E)       Any As-of Order that includes an As-of Reason Code of (13) Distribution Reversal (when applied in connection with anything other than an Additional Purchase or a Partial Liquidation) or (14) Prospectus Violation (when applied in connection with anything other than a Firm Exit).

(v)       Settlement of As-of Orders. Any As-of Order received, approved (if required) and processed by Vanguard pursuant to Sections 1(d)(i) or 1(d)(ii) shall settle via the NSCC (A) on the next Business Day, if received and approved by Vanguard prior to 8:00 p.m. Eastern time on a Business Day, or (B) on the second following Business Day, if received and approved by Vanguard after 8:00 p.m. Eastern time on a Business Day.

(vi)       Reimbursement of As-of Impact. The Intermediary’s transmission to Vanguard of an As-of Order shall constitute the Intermediary’s agreement to reimburse Vanguard for any negative impact to the affected Vanguard Fund that (A) results from Vanguard’s processing of such As-of Order as of the Indicated Trade Date and (B) is equal to or greater than $1,000 (the “As-of Impact”). Vanguard will notify the Intermediary of any As-of Impact as soon as practicable after Vanguard’s receipt of such As-of Order.

(vii)       Suspension of As-of Privilege. Vanguard reserves the right to suspend the Intermediary’s ability to transmit As-of Orders at any time, without prior notice to the Intermediary, if Vanguard determines, in its sole discretion, that the Intermediary has engaged in excessive or abusive as-of trading, has failed to reimburse As-of Impact within 30 days of assessment, has failed to meet the applicable requirements set forth in this Section 1(d), or is otherwise in breach of the terms of this Agreement. Effective upon any such suspension, As-of Orders transmitted by the Intermediary will be systematically rejected by Vanguard.

(e)       Errors not Timely Corrected and Delayed Entries. Any error or delay in transmitting a Plan Order that is caused by the Intermediary or an Underlying Intermediary and that is not corrected in accordance with Part A, Sections 1(c), 1(d), or 3 of these DCC&S Operating/Contingency Procedures, will be handled as described in Section 7(c) of the Agreement.

(f)       Resubmission of Certain Plan Orders. Any Plan Order timely entered onto Fund/SERV by the Intermediary which is rejected by either Vanguard or the NSCC (other than as a result of an NSCC Outage, as defined below) may, in Vanguard’s sole discretion, be accorded a trade date (and corresponding trade price) that is the date of receipt of the order by the Intermediary (T) if all of the following conditions are satisfied:

(i)       The Intermediary calls Vanguard not later than 8:30 a.m. Eastern time on T+1 to notify Vanguard of its intent to resubmit the order on T+1;

(ii)       Upon receipt of such notification, Vanguard authorizes the Intermediary to resubmit such order;

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-3

(iii)       Such order is resubmitted on T+1 via NSCC Cycle 12 and is received by Vanguard not later than 10:00 a.m. Eastern time on T+1; and

(iv)       If such order was rejected by the NSCC for system-related reasons, the Intermediary shall submit such order to Vanguard via facsimile to (484) 582-2806, and such facsimile shall be received by Vanguard not later than 10:00 a.m. Eastern time on T+1.

All such resubmitted Plan Orders that are accepted by Vanguard shall settle in accordance with the settlement procedures set forth herein. Notwithstanding the foregoing, Vanguard reserves the right to reject any Plan purchase Order, and to delay settlement or redeem in kind any Plan redemption Order, resubmitted on T+1 with an intended trade date (and trade price) of T if Vanguard, in its sole discretion, deems such Plan Order to be disruptive or detrimental to the applicable Vanguard Fund. Any Plan purchase Order so rejected will be accorded a trade date of T+1, subject to applicable Extraordinary Plan Event limitations set forth in the Agreement.

2.             Settlement Policy and Procedures. Settlement for all Plan Orders effected pursuant to this Agreement will occur on a T+1 basis, in same day funds, through the NSCC, unless a Plan Order is submitted manually, in which case settlement of Plan purchase Orders will occur on a T+1 basis and settlement of Plan redemption Orders will occur on a T+2 basis, in each case by wire transfer in accordance with the procedures set forth below. All NSCC settlements will be subject to the rules and procedures of the NSCC, including such rules or procedures as may concern the payment of interest on failed settlements.

3.            Corrections.

(a)       Pre-Settlement Firm Exits. A firm exit transaction transmitted to Vanguard by the Intermediary via Fund/SERV prior to NSCC settlement of a Plan Order previously transmitted by the Intermediary via Fund/SERV (such firm exit transaction, a “Pre-Settlement Firm Exit” and such previously transmitted Plan Order, the “Pre-Settlement FE Original Order”) may, in Vanguard’s sole discretion, be accepted and processed, with the effect of canceling the Pre-Settlement FE Original Order, subject to the following conditions, as applicable:

(i)       Automatic Processing. Pre-Settlement Firm Exits that satisfy each of the following conditions will be accepted and processed by Vanguard:

(A)       The Pre-Settlement FE Original Order was incorrect as a result of the Intermediary’s error;

(B)       The Pre-Settlement Firm Exit identifies the Pre-Settlement FE Original Order to which it relates; and

(C)       The amount of the Pre-Settlement Firm Exit is less than the Large Transaction Amount for the relevant Vanguard Fund.

(ii)       Discretionary Processing. The Intermediary shall notify Vanguard of its intent to transmit a Pre-Settlement Firm Exit that falls within either of the categories listed below by calling Vanguard’s NSCC Services Unit between 6:30 a.m. and 8:30 p.m. Eastern time on the Business Day on which such Pre-Settlement Firm Exit(s) is (are) transmitted to Vanguard. Any such Pre-Settlement Firm Exit(s) will be suspended by Vanguard upon receipt and will be approved and processed only if (x) the Intermediary has provided the required notification and (y) Vanguard approves the Pre-Settlement Firm Exit(s) upon review, subject to the requirements of Section 3(a)(iii) below.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-4

(A)       A Pre-Settlement Firm Exit in an amount equal to or greater than the Large Transaction Amount for the relevant Vanguard Fund; or

(B)       Multiple Pre-Settlement Firm Exits in the same Vanguard Fund transmitted on the same Business Day which aggregate to an amount equal to or greater than the Large Transaction Amount for the relevant Vanguard Fund.

Any such Pre-Settlement Firm Exit(s) received by Vanguard on a Business Day between NSCC Cycles 8 and 14 and relating to a Pre-Settlement FE Original Order with a trade date of the immediately preceding Business Day will be reviewed and either approved or disapproved by 1:00 p.m. Eastern time on such Business Day, after which time Vanguard will notify the Intermediary by telephone of the decision. Any such Firm Exits received by Vanguard on a Business Day between NSCC Cycles 15 and 98 and relating to a Pre-Settlement FE Original Order with a trade date of such Business Day will be reviewed and either approved or disapproved by 10:00 a.m. Eastern time on the following Business Day, after which time Vanguard will notify the Intermediary by telephone of the decision.

(iii)       Additional Documentation. Vanguard may request additional documentation from the Intermediary in connection with any Pre-Settlement Firm Exit transmitted by the Intermediary. Such documentation may include evidence of the date and time of receipt of the Pre-Settlement FE Original Order from or on behalf of the Plan or Plan participant, a letter of indemnification from the Intermediary, and/or an affidavit from the Plan or Plan participant or a representative of the Intermediary as to the facts supporting the Pre-Settlement Firm Exit. Vanguard must receive any documentation requested from the Intermediary via facsimile to (484) 582-2806 not later than 9:00 p.m. Eastern time on the transmission date of the Pre-Settlement Firm Exit. If the Intermediary fails to produce such documentation or such documentation is not reasonably acceptable to Vanguard, then Vanguard reserves the right, in its sole discretion, to reinstate the Pre-Settlement FE Original Order and the Intermediary shall make any necessary supplemental manual settlement as described in Section 3(a)(v)(B)(2) and reimburse the applicable Vanguard Fund for all losses that it suffers as a result of such reinstatement, including, but not limited to, any market losses.

(iv)       Rejection of Pre-Settlement Firm Exits. The following Pre-Settlement Firm Exits may be rejected by Vanguard by notification to the Intermediary, regardless of the fact that such Pre-Settlement Firm Exit is received by Vanguard and is reflected in the NSCC Settlement for the relevant date:

(A)       Any Pre-Settlement Firm Exit submitted by the Intermediary that does not meet the requirements set forth in Section 3(a)(i) above and that is not approved by Vanguard pursuant to Section 3(a)(ii) above;

(B)       Any Pre-Settlement Firm Exit requiring Intermediary notification pursuant to Section 3(a)(ii) above for which notification is not provided; and

(C)       Any Pre-Settlement Firm Exit requiring additional documentation from the Intermediary pursuant to Section 3(a)(iii) above for which appropriate documentation is not timely provided.

(v)       Settlement of Pre-Settlement Firm Exits.

(A)       Any Pre-Settlement Firm Exit received and processed by Vanguard shall be reflected in the NSCC settlement occurring on the Business Day immediately following the trade date of the Pre-Settlement FE Original Order.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-5

(B)       A Pre-Settlement Firm Exit may require the Intermediary’s reimbursement of Pre-Settlement FE Impact (as defined below) or a supplemental manual settlement, as follows:

(1)       Reimbursement of Pre-Settlement FE Impact. The Intermediary’s transmission to Vanguard of a Pre-Settlement Firm Exit shall constitute the Intermediary’s agreement to reimburse Vanguard for any negative impact to the affected Vanguard Fund that (x) results from Vanguard’s processing of such Pre-Settlement Firm Exit and (y) is equal to or greater than $1,000 (the “Pre-Settlement FE Impact”). Vanguard will notify the Intermediary of any Pre-Settlement FE Impact as soon as practicable after Vanguard’s receipt of such Pre-Settlement Firm Exit.

(2)       Supplemental Manual Settlement. Notwithstanding any prior NSCC settlement reflecting a Pre-Settlement Firm Exit, if Vanguard reasonably determines that a Pre-Settlement Firm Exit should not be honored as a legal matter or as a matter of Vanguard policy, Vanguard will notify the Intermediary, promptly after such determination, of the reinstatement of the Pre-Settlement FE Original Order, as of its original trade date, and such Pre-Settlement FE Original Order will be settled by Vanguard and the Intermediary in accordance with the provisions of Section 5 below.

(vi)       Review of Pre-Settlement Firm Exit Privilege. Vanguard reserves the right to review the Intermediary’s use of the Pre-Settlement Firm Exit privilege described in this Section 3(a) in order to determine whether the Intermediary has engaged in excessive or abusive Pre-Settlement Firm Exit trading, has failed to reimburse Pre-Settlement FE Impact or complete supplemental settlements where required, has failed to meet the applicable requirements set forth in this Section 3(a), or is otherwise in breach of the terms of this Agreement. If Vanguard determines, in its sole discretion, that any of the foregoing has occurred, Vanguard may take the actions described in Section 3(a)(v)(B)(2) above with respect to any Firm Exits thereafter transmitted by the Intermediary, or terminate this Agreement pursuant to the applicable termination provisions.

(b)       Post-Settlement Firm Exits. A firm exit transaction transmitted to Vanguard by the Intermediary via Fund/SERV after NSCC settlement of a Plan Order previously transmitted by the Intermediary via Fund/SERV (such firm exit transaction, a “Post-Settlement Firm Exit” and such previously transmitted Plan Order, the “Post-Settlement FE Original Order”) may, in Vanguard’s sole discretion, be accepted and processed, with the effect of canceling the Post-Settlement FE Original Order, subject to the following conditions, as applicable:

(i)       Automatic Processing. Post-Settlement Firm Exits that satisfy each of the following conditions will be accepted and processed by Vanguard:

(A)       The Post-Settlement FE Original Order was incorrect as a result of the Intermediary’s error;

(B)       The Post-Settlement Firm Exit identifies the Post-Settlement FE Original Order to which it relates;

(C)       The amount of the Post-Settlement Firm Exit is less than the Large Transaction Amount for the relevant Vanguard Fund;

(D)       The trade date of the Post-Settlement FE Original Order is not more than 180 days prior to the Business Day on which Vanguard receives the Post-Settlement Correction; and

(E)       The Intermediary transmits the Post-Settlement Firm Exit with one of the following NSCC reason codes (“Post-Settlement Firm Exit Reason Codes”): (01) Incorrect Firm/Fund

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-6

Account Number; (02) Incorrect Share Quantity/Dollar Quantity; (03) Incorrect Security Issue ID; (04) Customer Renege; (05) Incorrect Sales Charge Breakpoint; (07) Blue Sky Violation; (09) Delay in Firm Trade Transmission; (10) With Fund’s Permission; (11) Resubmitted Fund/SERV Reject; (12) DCC&S (See Asset Type Indicator); or (14) Prospectus Violation.

(ii)       Discretionary Processing. The Intermediary shall notify Vanguard of its intent to transmit a Post-Settlement Firm Exit that falls within any of the categories listed below by calling Vanguard’s NSCC Services Unit between 6:30 a.m. and 8:30 p.m. Eastern time on the Business Day on which such Post-Settlement Firm Exit(s) is (are) transmitted to Vanguard. Any such Post-Settlement Firm Exit(s) will be suspended by Vanguard upon receipt and will be approved and processed only if (x) the Intermediary has provided the required notification and (y) Vanguard approves the Post-Settlement Firm Exit(s) upon review, subject to the requirements of Section 3(b)(iii) below.

(A)       A Post-Settlement Firm Exit in an amount equal to or greater than the Large Transaction Amount for the relevant Vanguard Fund; or

(B)       Multiple Post-Settlement Firm Exits in the same Vanguard Fund transmitted on the same Business Day which aggregate to an amount equal to or greater than the Large Transaction Amount for the relevant Vanguard Fund.

Any such Post-Settlement Firm Exit(s) received by Vanguard on a Business Day between NSCC Cycles 8 and 14 will be reviewed and either approved or disapproved by 1:00 p.m. Eastern time on such Business Day, after which time the Intermediary will be notified of any rejected Post-Settlement Firm Exits through the normal confirmation process. Any such Firm Exits received by Vanguard on a Business Day between NSCC Cycles 15 and 98 will be reviewed and either approved or disapproved by 10:00 a.m. Eastern time on the following Business Day, after which time the Intermediary will be notified of any rejected Post-Settlement Firm Exits through the normal confirmation process.

(iii)       Additional Documentation. Vanguard may request additional documentation from the Intermediary in connection with any Post-Settlement Firm Exit transmitted by the Intermediary. Such documentation may include evidence of the date and time of receipt of the Post-Settlement FE Original Order from or on behalf of the Plan or Plan participant, a letter of indemnification from the Intermediary, and/or an affidavit from the Plan or Plan participant or a representative of the Intermediary as to the facts supporting the Post-Settlement Firm Exit. With respect to any Post-Settlement Firm Exit submitted by the Intermediary pursuant to Section 3(b)(ii), Vanguard must receive any documentation requested from the Intermediary via facsimile to (484) 582-2806 not later than 9:00 p.m. Eastern time on the transmission date of the Post-Settlement Firm Exit. With respect to any Post-Settlement Firm Exit submitted by the Intermediary and processed by Vanguard pursuant to Section 3(b)(i), (x) the Intermediary must deliver any documentation requested by Vanguard within 30 days of Vanguard’s request, and (y) if the Intermediary fails to produce such documentation or such documentation is not reasonably acceptable to Vanguard, then Vanguard reserves the right, in its sole discretion, to reinstate the Post-Settlement FE Original Order and the Intermediary shall make any necessary supplemental manual settlement as described in Section 3(b)(v)(B)(2) and reimburse the applicable Vanguard Fund for all losses that it suffers as a result of such reinstatement, including, but not limited to, any market losses.

(iv)       Rejection of Post-Settlement Firm Exits. The following Post-Settlement Firm Exits may be rejected by Vanguard:

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-7

(A)       Any Post-Settlement Firm Exit submitted by the Intermediary that does not meet the requirements set forth in Section 3(b)(i) above and that is not approved by Vanguard pursuant to Section 3(b)(ii) above;

(B)       Any Post-Settlement Firm Exit requiring Intermediary notification pursuant to Section 3(b)(ii) above for which notification is not provided;

(C)       Any Post-Settlement Firm Exit requiring additional documentation from the Intermediary pursuant to Section 3(b)(iii) above for which appropriate documentation is not timely provided;

(D)       Any Post-Settlement Firm Exit for which the trade date of the Post-Settlement FE Original Order is more than 180 calendar days prior to the Business Day on which Vanguard receives such Post-Settlement Firm Exit; and

(E)       Any Post-Settlement Firm Exit that includes a Post-Settlement Firm Exit Reason Code of (13) Distribution Reversal.

(v)       Settlement of Post-Settlement Firm Exits.

(A)       Any Post-Settlement Firm Exit received, approved (if required) and processed by Vanguard shall settle via the NSCC (A) on the next Business Day, if received and approved by Vanguard prior to 8:00 p.m. Eastern Time on a Business Day, or (B) on the second following Business Day, if received and approved by Vanguard after 8:00 p.m. Eastern Time on a Business Day.

(B)       A Post-Settlement Firm Exit may require the Intermediary’s reimbursement of Post-Settlement FE Impact (as defined below) or a supplemental manual settlement, as follows:

(1)       Reimbursement of Post-Settlement FE Impact. The Intermediary’s transmission to Vanguard of a Post-Settlement Firm Exit shall constitute the Intermediary’s agreement to reimburse Vanguard for any negative impact to the affected Vanguard Fund that (x) results from Vanguard’s processing of such Post-Settlement Firm Exit and (y) is equal to or greater than $1,000 (the “Post-Settlement FE Impact”). Vanguard will notify the Intermediary of any Post-Settlement FE Impact as soon as practicable after Vanguard’s receipt of such Post-Settlement Firm Exit.

(2)       Supplemental Manual Settlement. Notwithstanding any prior NSCC settlement reflecting a Post-Settlement Firm Exit, if Vanguard reasonably determines that a Post-Settlement Firm Exit that has been processed pursuant to Section 3(b)(i) should not be honored as a legal matter or as a matter of Vanguard policy, Vanguard will notify the Intermediary, promptly after such determination, of the reinstatement of the Post-Settlement FE Original Order, as of its original trade date, and such Pre-Settlement FE Original Order will be settled by Vanguard and the Intermediary in accordance with the provisions of Section 5 below.

(vi)       Suspension of Post-Settlement Firm Exit Privilege. Vanguard reserves the right to suspend the Intermediary’s ability to transmit Post-Settlement Firm Exits at any time, without prior notice to the Intermediary, if Vanguard determines, in its sole discretion, that the Intermediary has engaged in excessive or abusive Post-Settlement Firm Exit trading, has failed to reimburse Post-Settlement FE Impact, has failed to meet the applicable requirements set forth in this Section 3(b), or is otherwise in breach of the terms of this

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-8

Agreement. Effective upon any such suspension, Post-Settlement Firm Exits transmitted by the Intermediary will be systematically rejected by Vanguard.

(c)       Post-Settlement Corrections. A post-settlement correction transaction transmitted to Vanguard by the Intermediary via Fund/SERV (a “Post-Settlement Correction”) relating to a Plan Order previously transmitted by the Intermediary via Fund/SERV and settled via the NSCC (the “PSC Original Order”) may, in Vanguard’s sole discretion, be accepted and processed, with the effect of canceling the PSC Original Order and placing a corrected order (the “PSC Corrected Order”), subject to the following conditions, as applicable:

(i) Automatic Processing. Post-Settlement Corrections that satisfy each of the following conditions will be accepted and processed by Vanguard:

(A)       The PSC Original Order was incorrect as a result of the Intermediary’s error;

(B)       The Post-Settlement Correction identifies the PSC Original Order to which it relates;

(C)       The amount of each of the PSC Original Order and the PSC Corrected Order is less than the Large Transaction Amount for the relevant Vanguard Fund;

(D)       The Post-Settlement Correction is received by Vanguard after NSCC settlement of the PSC Original Order;

(E)       The trade date of the PSC Original Order and the PSC Corrected Order is not more than 180 days prior to the Business Day on which Vanguard receives the Post-Settlement Correction; and

(F)       The Intermediary transmits the Post-Settlement Correction with one of the following NSCC reason codes (“Post-Settlement Correction Reason Codes”): (01) Incorrect Firm/Fund Account Number; (02) Incorrect Share Quantity/Dollar Quantity; (03) Incorrect Security Issue ID; (04) Customer Renege; (05) Incorrect Sales Charge Breakpoint; (07) Blue Sky Violation; (09) Delay in Firm Trade Transmission; (10) With Fund’s Permission; (11) Resubmitted Fund/SERV Reject; (12) DCC&S (See Asset Type Indicator); or (14) Prospectus Violation.

(ii)       Discretionary Processing. The Intermediary shall notify Vanguard of its intent to transmit a Post-Settlement Correction that falls within any of the categories listed below by calling Vanguard’s NSCC Services Unit between 6:30 a.m. and 8:30 p.m. Eastern time on the Business Day on which such Post-Settlement Correction(s) is (are) transmitted to Vanguard. Any such Post-Settlement Correction(s) will be suspended by Vanguard upon receipt and will be approved and processed only if (x) the Intermediary has provided the required notification and (y) Vanguard approves the Post-Settlement Correction(s) upon review, subject to the requirements of Section 3(c)(iii) below.

(A)       Post-Settlement Corrections for Closed Funds;

(B)       A Post-Settlement Correction for which the amount of the associated PSC Original Order or PSC Corrected Order is equal to or greater than the Large Transaction Amount for the relevant Vanguard Fund; and

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-9

(C)       Multiple Post-Settlement Corrections in the same Vanguard Fund transmitted on the same Business Day for which the amounts of the associated PSC Original Orders or PSC Corrected Orders aggregate to an amount equal to or greater than the Large Transaction Amount for the relevant Vanguard Fund.

Any such Post-Settlement Corrections received by Vanguard on a Business Day between NSCC Cycles 8 and 14 will be reviewed and either approved or disapproved by 1:00 p.m. Eastern time on such Business Day, after which time the Intermediary will be notified of any rejected Post-Settlement Corrections through the normal confirmation process. Any such Post-Settlement Corrections received by Vanguard on a Business Day between NSCC Cycles 15 and 98 will be reviewed and either approved or disapproved by 10:00 a.m. Eastern time on the following Business Day, after which time the Intermediary will be notified of any rejected Post-Settlement Corrections through the normal confirmation process.

(iii)       Additional Documentation. Vanguard may request additional documentation from the Intermediary in connection with any Post-Settlement Correction transmitted by the Intermediary. Such documentation may include evidence of the date and time of receipt of the PSC Corrected Order from or on behalf of the Plan or Plan participant, a letter of indemnification from the Intermediary, and/or an affidavit from the Plan or Plan participant or a representative of the Intermediary as to the facts supporting the Post-Settlement Correction. With respect to any Post-Settlement Correction submitted by the Intermediary pursuant to Section 3(c)(ii), Vanguard must receive any documentation requested from the Intermediary via facsimile to (484) 582-2806 not later than 9:00 p.m. Eastern time on the transmission date of the Post-Settlement Correction. With respect to any Post-Settlement Correction submitted by the Intermediary and processed by Vanguard pursuant to Section 3(c)(i), (x) the Intermediary must deliver any documentation requested by Vanguard within 30 days of Vanguard’s request, and (y) if the Intermediary fails to produce such documentation or such documentation is not reasonably acceptable to Vanguard, then Vanguard reserves the right, in its sole discretion, to reinstate the PSC Original Order and the Intermediary shall make any necessary supplemental manual settlement as described in Section 3(c)(v)(B)(2) and reimburse the applicable Vanguard Fund for all losses that it suffers as a result of such reinstatement, including, but not limited to, any market losses.

(iv)       Rejection of Post-Settlement Corrections. The following Post-Settlement Corrections may be rejected by Vanguard by notification to the Intermediary:

(A)       Any Post-Settlement Correction submitted by the Intermediary that does not meet the requirements set forth in Section 3(c)(i) above and that is not approved by Vanguard pursuant to Section 3(c)(ii) above;

(B)       Any Post-Settlement Correction for which the trade date of the PSC Original Order or the PSC Corrected Order is more than 180 calendar days prior to the Business Day on which Vanguard receives such Post-Settlement Correction;

(C)       Any Post-Settlement Correction requiring Intermediary notification pursuant to Section 3(c)(ii) above for which notification is not provided;

(D)       Any Post-Settlement Correction requiring additional documentation from the Intermediary pursuant to Section 3(c)(iii) above for which appropriate documentation is not timely provided; and

(E)       Any Post-Settlement Correction that includes a Post-Settlement Correction Reason Code of (13) Distribution Reversal.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-10

(v)          Settlement of Post-Settlement Corrections.

(A)          Any Post-Settlement Correction received, approved (if required) and processed by Vanguard shall settle via the NSCC (A) on the next Business Day, if received and approved by Vanguard prior to 8:00 p.m. Eastern time on a Business Day, or (B) on the second following Business Day, if received and approved by Vanguard after 8:00 p.m. Eastern time on a Business Day.

(B)          A Post-Settlement Correction may require the Intermediary’s reimbursement of Post-Settlement Correction Impact (as defined below) or a supplemental manual settlement, as follows:

(1)       Reimbursement of Post-Settlement Correction Impact. The Intermediary’s transmission to Vanguard of a Post-Settlement Correction shall constitute the Intermediary’s agreement to reimburse Vanguard for any negative impact to the affected Vanguard Fund that (A) results from Vanguard’s processing of such Post-Settlement Correction and (B) is equal to or greater than $1,000 (the “Post-Settlement Correction Impact”). Vanguard will notify the Intermediary of any Post-Settlement Correction Impact as soon as practicable after Vanguard’s receipt of such Post-Settlement Correction.

(2)       Supplemental Manual Settlement. Notwithstanding any prior NSCC settlement reflecting a Post-Settlement Correction, if Vanguard reasonably determines that a Post-Settlement Correction that has been processed should not be honored as a legal matter or as a matter of Vanguard policy, Vanguard will notify the Intermediary, promptly after such determination, of the cancellation of the PSC Corrected Order and reinstatement of the PSC Original Order, as of its original trade date, and such cancellation and reinstatement will be settled by Vanguard and the Intermediary in accordance with the provisions of Section 5 below.

(vi)         Suspension of Post-Settlement Correction Privilege. Vanguard reserves the right to suspend the Intermediary’s ability to transmit Post-Settlement Corrections at any time, without prior notice to the Intermediary, if Vanguard determines, in its sole discretion, that the Intermediary has engaged in excessive or abusive post-settlement correction trading, has failed to reimburse Post-Settlement Correction Impact within 30 days of assessment, has failed to meet the applicable requirements set forth in this Section 3(c), or is otherwise in breach of the terms of this Agreement. Effective upon any such suspension, Post-Settlement Corrections transmitted by the Intermediary will be systematically rejected by Vanguard.

4.            New Accounts. In order to establish a new account in the Vanguard Funds, the Intermediary will transmit account registration information via Fund/SERV to Vanguard in the established NSCC format. The Intermediary will also complete and submit to Vanguard the Firm Information Form, attached to this Agreement as Exhibit E. The account registration information is required one Business Day in advance of the initial purchase. In addition, where the new account is opened in the name of an underlying Plan, under that Plan’s taxpayer identification number, the Intermediary will immediately mail Vanguard hard copy documentation of the foregoing in the form required by Vanguard. For each new account opened for a Plan trust, the Intermediary will complete and submit to Vanguard the Trust Information Form, attached to this Agreement as Exhibit F. With respect to any omnibus accounts, or any other accounts which the Intermediary controls, the Intermediary shall complete master account registration documentation for each taxpayer identification number; that documentation shall apply to all identically registered accounts to which the taxpayer identification numbers apply. The Intermediary may not transmit any Plan Orders to Vanguard through Fund/SERV, unless and until the Intermediary has established the accounts to which such Plan Orders relate as provided herein. As used herein, “new account” means an account with a different registration than any existing account of the Intermediary.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-11

5.            Manual Settlement Procedures.

(a)           Manual Purchases. Subject to the terms and conditions set forth herein, in the case of any Plan purchase Order for shares of a Vanguard Fund that is transmitted to Vanguard by the Intermediary other than through Fund/SERV in accordance with all applicable requirements of this Agreement (a “Manual Purchase”), Vanguard shall credit the Intermediary’s or the Plan’s account with the purchase of such shares on a Delayed Settlement basis.

(b)           Manual Redemptions. Subject to the terms and conditions set forth herein, in the case of any Plan redemption Order for shares of a Vanguard Fund that is transmitted to Vanguard by the Intermediary other than through Fund/SERV in accordance with all applicable requirements of this Agreement (a “Manual Redemption”), Vanguard shall debit the Intermediary’s or the Plan’s account in the number of shares covered by such Plan redemption Order on a Delayed Settlement basis.

For these purposes, “Delayed Settlement” shall mean that, as applicable, (i) shares of a Vanguard Fund may be credited to the Intermediary’s or the Plan’s account at the share price calculated on the date of the Intermediary’s receipt of the Plan purchase Order (T) notwithstanding the fact that Vanguard will not receive the settlement proceeds for the Purchase Amount of such Manual Purchase until the next Business Day following the Intermediary’s receipt of such Plan Order (T+1), or (ii) shares of a Vanguard Fund may be redeemed from the Intermediary’s or the Plan’s account at the share price calculated on the date of the Intermediary’s receipt of the Plan redemption Order (T) notwithstanding the fact that Vanguard will not deliver the settlement proceeds for the Redemption Amount until the second Business Day after the Intermediary’s receipt of such Plan Order (T+2). “Purchase Amount” shall mean, with respect to any Manual Purchase, the total dollar value of shares to be purchased (including any applicable purchase or transaction fees). “Redemption Amount” shall mean, with respect to any Manual Redemption, the total dollar value of shares to be redeemed (including any applicable redemption or transaction fees).

(c)           Wiring of Funds. The Intermediary shall remit the Purchase Amount to Vanguard by Federal Funds wire by 4:00 p.m. Eastern time on T+1 in accordance with the wire instructions set forth below. Vanguard shall remit the Redemption Amount to the Intermediary by Federal Funds wire by 4:00 p.m. Eastern time on T+2 in accordance with the wire instructions set forth below.

(d)           Failed Trades. In the event that a Manual Purchase results in a Failed Trade (as hereinafter defined), Vanguard reserves the right, in its sole discretion, to cancel such Manual Purchase or the portion thereof that represents the Failed Trade. The Intermediary shall reimburse each Vanguard Fund affected by a Failed Trade for any and all losses that it suffers as a result of such Failed Trade, including, but not limited to, any market losses. At a minimum, losses resulting from a Failed Trade shall be deemed to include an amount calculated as (x) the Purchase Amount minus the amount of any Federal Funds wire timely received by Vanguard in connection with the Failed Trade, multiplied by (y) the Federal Funds Effective Rate on the day of the Failed Trade, multiplied by (z) 1/360. For these purposes, “Federal Funds Effective Rate” shall mean the average federal funds rate, as computed by the Federal Reserve Bank of New York.

(i)           A Failed Trade shall mean any Manual Purchase or portion thereof with respect to which Vanguard has not received the Purchase Amount in the form of a Federal Funds wire by 4:00 p.m. Eastern Time on T+1. “Federal Funds” shall mean monies credited to a Vanguard Fund’s transfer agent bank by a Federal Reserve Bank.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-12

(ii)           Vanguard may determine, in its sole discretion, that a Failed Trade did not result from the Intermediary’s action or omission. In the event that such a determination is made, Vanguard may elect to waive all or part of the reimbursement described above.

(e)           Additional Limitations on Delayed Settlement. Delayed Settlement shall be subject to the following additional provisions:

(i)            With respect to any Manual Purchase, only the Purchase Amount designated when placing the Manual Purchase shall be credited to the Intermediary’s or the Plan’s account on a Delayed Settlement basis. Any amount received by Vanguard in excess of the Purchase Amount shall be handled as directed by the Intermediary upon notice from Vanguard.

(ii)           With respect to any Failed Trade, if a portion of the Purchase Amount is timely received by Vanguard (i.e., in the form of a Federal Funds wire by 4:00 p.m. Eastern Time on T+1), then the amount so received shall be credited to the Intermediary’s or the Plan’s account on a Delayed Settlement basis.

(iii)          Notwithstanding any other provision of this Agreement, in the case of any Manual Purchase or portion thereof that has been deemed a Failed Trade, any portion of the Purchase Amount thereafter received by Vanguard shall be handled as directed by the Intermediary upon notice from Vanguard.

(f)	Wire Instructions.

VANGUARD:

Wire to:	FRB ABA 021001088
HSBC, New York
For Credit	Account: 000112046
to:	Vanguard Incoming Wire Account
In favor of:	NSCC ID #
Attn NSCC Unit x 19464
Registration Name

INTERMEDIARY:	PLEASE COMPLETE

Wire to:	ABA Routing # 021000089
CitiBank, N.A.
For Credit	New York, N.Y.
to:	Account: 30423258
MassMutual, FA Clearing
In favor of:	Registration Name

B.	CONTINGENCY PROCEDURES

1.            Intermediary Outages. In the case of any interruptions to the transmission or receipt of Plan Orders through Fund/SERV that are due to problems or errors at the Intermediary (an “Intermediary Outage”), the following procedures shall be followed:

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-13

(a)           The Intermediary shall immediately notify Vanguard’s NSCC Services Unit at (888) 809-8106 of the Intermediary Outage.

(b)           If the Intermediary will not be able to submit Plan Orders to Vanguard by NSCC Cycle 7 on T+1 (received by Vanguard at approximately 7:00 a.m. Eastern time), the Intermediary will call Vanguard’s NSCC Services Unit at (888) 809-8106 not later than 8:30 a.m. Eastern time on T+1 in order to notify Vanguard of the Intermediary Outage and to provide aggregated net purchase or redemption information, by Vanguard Fund, with respect to the Plan Orders received on T. If possible, the Intermediary will submit the Plan Orders received on T, that could not previously be transmitted via Fund/SERV, via NSCC Cycle 12 on T+1 (received by Vanguard at approximately 10:00 a.m. Eastern time); otherwise, the Intermediary will submit such Plan Orders, with all appropriate details, via facsimile to (484) 582-2806 not later than 10:00 a.m. Eastern time on T+1.

(c)           If any correction or termination of the Intermediary Outage results in the duplicate transmission via Fund/SERV of Plan Orders previously submitted to Vanguard via the manual process outlined in Part B, Section 1(b) above, the Intermediary will be responsible for any costs or losses associated with the cancellation of such duplicate Plan Orders unless the Intermediary calls Vanguard’s NSCC Services Unit at (888) 809-8106 not later than 10:00 a.m. Eastern time on T+1 and provides sufficient information with respect to the duplicated Plan Orders to enable Vanguard to cancel the manually submitted Plan Orders. In such event, the Plan Orders transmitted via Fund/SERV, if timely received by Vanguard, shall be processed by Vanguard in accordance with its usual procedures set forth in Part A.

2.            NSCC Outages. In the case of any interruptions to the transmission or receipt of Plan Orders through Fund/SERV that are due to problems or errors at the NSCC (an “NSCC Outage”), the following procedures shall be followed:

(a)           The Intermediary or Vanguard shall notify the other immediately upon becoming aware of an NSCC Outage.

(b)           If the Intermediary reasonably believes that it will not be able to submit Plan Orders to Vanguard by NSCC Cycle 7 on T+1, the Intermediary will call Vanguard’s NSCC Services Unit at (888) 809-8106 not later than 8:30 a.m. Eastern time on T+1 in order to in order to notify Vanguard of the NSCC Outage and to provide aggregated net purchase or redemption information, by Vanguard Fund, with respect to the Plan Orders received on T. If possible, the Intermediary will submit the Plan Orders received on T, that could not previously be transmitted via Fund/SERV, via NSCC Cycle 12 on T+1 (received by Vanguard at approximately 10:00 a.m. Eastern time); otherwise, the Intermediary will submit such Plan Orders, with all appropriate details, via facsimile to (484) 582-2806 not later than 10:00 a.m. Eastern time on T+1.

(c)           If any correction or termination of the NSCC Outage may result in the duplicate transmission via Fund/SERV of Plan Orders previously submitted to Vanguard via the manual process outlined in Part B, Section 2(b) above (i.e., if Plan Orders previously entered onto Fund/SERV by the Intermediary were suspended as a result of the NSCC Outage), the Intermediary will be responsible for any costs or losses associated with the cancellation of duplicate Plan Orders unless the Intermediary calls Vanguard’s NSCC Services Unit at (888) 809-8106 not later than 10:00 a.m. Eastern time on T+1 and provides sufficient information with respect to the potentially duplicated Plan Orders to enable Vanguard to cancel the manually submitted Plan Orders. In such event, the Plan Orders transmitted via Fund/SERV, if timely received by Vanguard, shall be processed by Vanguard in accordance with its usual procedures set forth in Part A.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-14

3.            Vanguard Outages. In the case of any interruptions to the transmission or receipt of Plan Orders through Fund/SERV that are due to problems or errors at Vanguard (a “Vanguard Outage”), the following procedures shall be followed:

(a)           The Intermediary shall continue to transmit Plan Orders via Fund/SERV in accordance with the procedures outlined in the DCC&S Operating/Contingency Procedures in Part A above.

(b)           Vanguard will be responsible for any costs or losses associated with processing and settling, as of the appropriate trade date, Plan Orders timely entered onto Fund/SERV by the Intermediary during the Vanguard Outage.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

OCP-15

ATTACHMENT A

				REDEMPTION
				FEE /	PURCHASE	FREQUENT	SHARE	MINIMUM	DIST OF	LARGE	ADDITIONAL
FUND NAME	FUND	TICKER	CUSIP	HOLDING	FEE	TRADING	CLASS	INVESTMENT	DIVIDEND	TRANSACTION	INFORMATION
				PERIOD		POLICY		AMOUNT	CODE	AMOUNT

											Closed Fund [2]
Treasury Money Market	11	VUSXX	921932109	NA	NA	NA	Investor	$50,000 [6]	M	$50,000,000	Daily Accrual
Fund Investor Shares											Fund Gov’t
											MMF[7]
NJ Long-Term Tax-Exempt	14	VNJTX	92204F206	NA	NA	Applies	Investor	$3,000 [6]	M	$1,000,000	Daily Accrual
Fund Investor Shares											Fund
Wellington Fund Investor	21	VWELX	921935102	NA	NA	Applies	Investor	$3,000 [6]	Q	$10,000,000	Closed fund [2]
Shares
Windsor Fund Investor	22	VWNDX	922018106	NA	NA	Applies	Investor	$3,000 [6]	S	$5,000,000
Shares
U.S. Growth Fund Investor	23	VWUSX	921910105	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000
Shares
Explorer Fund Investor	24	VEXPX	921926101	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000
Shares
Wellesley Income Fund	27	VWINX	921938106	NA	NA	Applies	Investor	$3,000 [6]	Q	$10,000,000
Investor Shares
Long-Term Investment-											Daily Accrual Fund
Grade Fund Investor	28	VWESX	922031109	NA	NA	Applies	Investor	$3,000 [6]	M	$25,000,000	LT Update
Shares											Effective
											7/21/2020
High-Yield Corporate Fund	29	VWEHX	922031208	NA	NA	Applies	Investor	$3,000 [6]	M	$10,000,000	Daily Accrual
Investor Shares											Fund
Prime Money Market Fund	30	VMMXX	922906201	NA	NA	NA	Investor	$3,000 [6]	M	$50,000,000	Daily Accrual Fund
Investor Shares											Retail MMF[8]
Limited-Term Tax-Exempt	31	VMLTX	922907704	NA	NA	NA	Investor	$3,000 [6]	M	$5,000,000	Daily Accrual
Fund Investor Shares											Fund
Short-Term Treasury Fund	32	VFISX	922031703	NA	NA	NA	Investor	$3,000 [6]	M	$10,000,000	Daily Accrual
Investor Shares											Fund
											Daily Accrual
Federal Money Market Fund	33	VMFXX	922906300	NA	NA	NA	Investor	$3,000 [6]	M	$50,000,000	Fund Gov’t
Investor Shares											MMF[7]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

											Add’l
											requirements [3]
Retirement Savings Trust	34	NA	92202V104	NA	NA	NA	NA	NA	†	$5,000,000	LT Update
											Effective
											7/21/2020
Intermediate-Term Treasury	35	VFITX	922031802	NA	NA	Applies	Investor	$3,000 [6]	M	$5,000,000	Daily Accrual
Fund Investor Shares											Fund
GNMA Fund Investor	36	VFIIX	922031307	NA	NA	Applies	Investor	$3,000 [6]	M	$10,000,000	Daily Accrual
Shares											Fund
Short-Term Investment-	39	VFSTX	922031406	NA	NA	NA	Investor	$3,000 [6]	M	$100,000,000	Daily Accrual
Grade Fund Investor Shares											Fund
Short-Term Tax-Exempt	41	VWSTX	922907100	NA	NA	NA	Investor	$3,000 [6]	M	$5,000,000	Daily Accrual
Fund Investor Shares											Fund
Intermediate-Term Tax-											Daily Accrual
Exempt Fund Investor	42	VWITX	922907209	NA	NA	Applies	Investor	$3,000 [6]	M	$5,000,000	Fund
Shares
Long-Term Tax-Exempt	43	VWLTX	922907308	NA	NA	Applies	Investor	$3,000 [6]	M	$1,000,000	Daily Accrual
Fund Investor Shares											Fund
High-Yield Tax-Exempt	44	VWAHX	922907407	NA	NA	Applies	Investor	$3,000 [6]	M	$1,000,000	Daily Accrual
Fund Investor Shares											Fund

Municipal Money Market	45	VMSXX	922907506	NA	NA	NA	Investor	$3,000 [6]	M	$5,000,000	Daily Accrual
Fund											Fund Retail
											MMF[8]
International Value Fund	46	VTRIX	921939203	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000
Investor Shares
Short-Term Federal Fund	49	VSGBX	922031604	NA	NA	NA	Investor	$3,000 [6]	M	$10,000,000	Daily Accrual
Investor Shares											Fund
Energy Fund Investor	51	VGENX	921908109	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000
Shares
Health Care Fund Investor	52	VGHCX	921908307	NA	NA	Applies	Investor	$3,000 [6]	A	$10,000,000
Shares
Global Capital Cycles Fund	53	VGPMX	921908208	NA	NA	Applies	Investor	$3,000 [6]	A	$1,000,000
Investor Shares
STAR Fund Investor Shares	56	VGSTX	921909107	NA	NA	Applies	Investor	$1,000 [6]	S	$5,000,000
Dividend Growth Fund	57	VDIGX	921908604	NA	NA	Applies	Investor	$3,000 [6]	S	$10,000,000
Investor Shares
PRIMECAP Fund Investor	59	VPMCX	921936100	NA	NA	Applies	Investor	$3,000 [6]	A	$10,000,000	Closed fund [2]
Shares
CA Municipal Money Market Fund											Daily Accrual
	62	VCTXX	922021209	NA	NA	NA	Investor	$3,000 [6]	M	$2,500,000	Fund
											Retail MMF [8]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

											Daily Accrual
PA Municipal Money Market Fund	63	VPTXX	92204L203	NA	NA	NA	Investor	$3,000 [6]	M	$1,000,000	Fund
											Retail MMF[8]
Equity Income Fund	65	VEIPX	921921102	NA	NA	Applies	Investor	$3,000 [6]	Q	$5,000,000
Investor Shares
											Daily Accrual
Prime Money Market Fund	66	VMRXX	922906508	NA	NA	NA	Admiral	$5,000,000	M	$50,000,000	Fund
Admiral Shares											Retail MMF[8]
Intermediate-Term											Daily Accrual
Investment-Grade Fund	71	VFICX	922031885	NA	NA	Applies	Investor	$3,000 [6]	M	$100,000,000	Fund
Investor Shares
Windsor II Fund Investor	73	VWNFX	922018205	NA	NA	Applies	Investor	$3,000 [6]	S	$10,000,000
Shares
CA Long-Term Tax-Exempt	75	VCITX	922021100	NA	NA	Applies	Investor	$3,000 [6]	M	$1,000,000	Daily Accrual
Fund Investor Shares											Fund
NY Long-Term Tax-Exempt	76	VNYTX	92204H103	NA	NA	Applies	Investor	$3,000 [6]	M	$1,000,000	Daily Accrual
Fund Investor Shares											Fund
PA Long-Term Tax-Exempt	77	VPAIX	92204L104	NA	NA	Applies	Investor	$3,000 [6]	M	$1,000,000	Daily Accrual
Fund Investor Shares											Fund
International Growth Fund	81	VWIGX	921910204	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000
Investor Shares
Long-Term Treasury Fund	83	VUSTX	922031505	NA	NA	Applies	Investor	$3,000 [6]	M	$5,000,000	Daily Accrual
Investor Shares											Fund
Growth and Income Fund	93	VQNPX	921913109	NA	NA	Applies	Investor	$3,000 [6]	S	$2,500,000
Investor Shares
Institutional Index Fund	94	VINIX	922040100	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Institutional Shares
NJ Municipal Money Market	95	VNJXX	92204F107	NA	NA	NA	Investor	$3,000 [6]	M	$1,000,000	Daily Accrual
Fund											Fund Retail MMF[8]
OH Long-Term Tax-Exempt	97	VOHIX	921929204	NA	NA	Applies	Investor	$3,000 [6]	M	$500,000	Daily Accrual
Fund Investor Shares											Fund
CA Intermediate-Term Tax-
Exempt Fund Investor	100	VCAIX	922021308	NA	NA	Applies	Investor	$3,000 [6]	M	$2,500,000	Daily Accrual
Shares											Fund
Tax-Managed Balanced	103	VTMFX	921943304	NA	NA	Applies	Admiral	$10,000 [6]	Q	$1,000,000
Fund Admiral Shares
VVIF Money Market	104	NA	921925103	NA	NA	NA	VVIF	NA	M	$5,000,000	Daily Accrual
Portfolio											Fund Retail MMF[8]
VVIF Balanced Portfolio	106	NA	921925400	NA	NA	NA	VVIF	NA	†	$1,000,000
VVIF Equity Index Portfolio	107	NA	921925301	NA	NA	NA	VVIF	NA	†	$1,000,000

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

VVIF Equity Income	108	NA	921925608	NA	NA	NA	VVIF	NA	†	$500,000
Portfolio
VVIF Growth Portfolio	109	NA	921925509	NA	NA	NA	VVIF	NA	†	$250,000
VVIF International Portfolio	110	NA	921925707	NA	NA	NA	VVIF	NA	†	$1,000,000
Capital Opportunity Fund	111	VHCOX	922038302	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000	Closed fund [2]
Investor Shares
Strategic Equity Fund	114	VSEQX	922038104	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000
Investor Shares
Tax-Managed Small-Cap	116	VTMSX	921943403	NA	NA	Applies	Admiral	$10,000 [6]	Q	$1,000,000
Fund Admiral Shares
Tax Managed Small-Cap	118	VTSIX	921943502	NA	NA	Applies	Institutional	$5,000,000	Q	$1,000,000
Fund Institutional Shares
Inflation Protected
Securities Fund Investor	119	VIPSX	922031869	NA	NA	Applies	Investor	$3,000 [6]	Q	$10,000,000
Shares
LifeStrategy Growth Fund	122	VASGX	921909503	NA	NA	Applies	Investor	$3,000 [6]	S	$2,500,000
Investor Shares
U.S. Value Fund Investor	124	VUVLX	922020201	NA	NA	Applies	Investor	$3,000 [6]	A	$2,500,000
Shares
Total Stock Market Index	125	NA	92202V203	NA	NA	Applies	NA	$400,000,000	†	$5,000,000	Add’l
Trust											requirements [3]
International Explorer Fund	126	VINEX	921946208	NA	NA	Applies	Investor	$3,000 [6]	A	$1,000,000
Investor Shares
Developed Markets Index	127	VTMGX	921943809	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Fund Admiral Shares
Global Equity Fund Investor	129	VHGEX	922038203	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000
Shares
Tax-Managed Capital
Appreciation Fund	135	VTCIX	921943601	NA	NA	Applies	Institutional	$5,000,000	Q	$2,500,000
Institutional Shares
Developed Markets Index	137	VTMNX	921943882	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Fund Institutional Shares
VVIF Small Company	161	NA	921925889	NA	NA	NA	VVIF	NA	†	$1,000,000
Growth Portfolio
NY Municipal Money Market	163	VYFXX	92204H202	NA	NA	NA	Investor	$3,000 [6]	M	$2,500,000	Daily Accrual
Fund											Fund
											Retail MMF[8]
MA Tax-Exempt Fund	168	VMATX	92204X108	NA	NA	Applies	Investor	$3,000 [6]	M	$500,000	Daily Accrual
Investor Shares											Fund
Russell 1000 Value Index	191	NA	92202V880	NA	NA	Applies	NA	$5,000,000	†	$500,000	Add’l
Trust											requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Total Bond Market Index	222	VBTIX	921937504	NA	NA4	Applies	Institutional	$5,000,000	M	$25,000,000	Daily Accrual
Fund Institutional Shares											Fund
FTSE Social Index Fund	223	VFTNX	921910402	NA	NA	Applies	Institutional	$5,000,000	Q	$500,000
Institutional Shares
European Stock Index Fund	235	VESIX	922042502	NA	NA	Applies	Institutional	$5,000,000	Q	$2,500,000
Institutional Shares
Pacific Stock Index Fund	237	VPKIX	922042403	NA	NA	Applies	Institutional	$5,000,000	Q	$1,000,000
Institutional Shares
Emerging Markets Stock
Index Fund Institutional	239	VEMIX	922042601	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Shares
VVIF Total Bond Market	257	NA	921925202	NA	NA4	NA	VVIF	NA	A	$1,000,000
Index Portfolio
VVIF High Yield Bond	260	NA	921925806	NA	NA	NA	VVIF	NA	A	$1,000,000
Portfolio
VVIF Short-Term	274	NA	921925863	NA	NA	NA	VVIF	NA	A	$5,000,000
Investment-Grade Portfolio
VVIF Capital Growth	277	NA	921925822	NA	NA	NA	VVIF	NA	A	$500,000
Portfolio
VVIF Diversified Value	278	NA	921925871	NA	NA	NA	VVIF	NA	A	$1,000,000
Portfolio
VVIF Total Stock Market	287	NA	921925814	NA	NA	NA	VVIF	NA	A	$500,000
Index Portfolio
VVIF Mid-Cap Index	288	NA	921925855	NA	NA	NA	VVIF	NA	†	$500,000
Portfolio
Russell 1000 Growth Index	291	NA	92202V807	NA	NA	Applies	NA	$5,000,000	†	$500,000	Add’l
Trust											requirements [3]
Russell 2000 Value Index	295	NA	92202V864	NA	NA	Applies	NA	$5,000,000	†	$250,000	Add’l
Trust											requirements [3]
Russell 2000 Growth Index	296	NA	92202V872	NA	NA	Applies	NA	$5,000,000	†	$250,000	Add’l
Trust											requirements [3]
Mid-Cap Growth Fund	301	VMGRX	921946307	NA	NA	Applies	Investor	$3,000 [6]	A	$1,000,000
Investor Shares
Target Retirement 2015	303	VTXVX	92202E300	NA	NA	Applies	Investor	$1,000 [6]	A	$5,000,000
Fund Investor Shares
Target Retirement 2025	304	VTTVX	92202E409	NA	NA	Applies	Investor	$1,000 [6]	A	$10,000,000
Fund Investor Shares
Target Retirement 2035	305	VTTHX	92202E508	NA	NA	Applies	Investor	$1,000 [6]	A	$10,000,000
Fund Investor Shares
Target Retirement 2045	306	VTIVX	92202E607	NA	NA	Applies	Investor	$1,000 [6]	A	$5,000,000
Fund Investor Shares

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Target Retirement Income	308	VTINX	92202E102	NA	NA	Applies	Investor	$1,000 [6]	Q	$5,000,000
Fund Investor Shares
Capital Value Fund Investor	328	VCVLX	922020409	NA	NA	Applies	Investor	$3,000 [6]	A	$1,000,000
Shares
											Add’l
Retirement Savings Trust	338	NA	92202V401	NA	NA	NA	NA	NA	†	$5,000,000	requirements [3]
II											LT Update
											Effective
											7/21/2020
											Add’l
Retirement Savings Trust	339	NA	92202V708	NA	NA	NA	NA	NA	†	$5,000,000	requirements [3]
V											LT Update
											Effective
											7/21/2020
											Add’l
Retirement Savings Trust	340	NA	92202V500	NA	NA	NA	NA	NA	†	$5,000,000	requirements [3]
III											LT Update
											Effective
											7/21/2020
											Add’l
Retirement Savings Trust	348	NA	92202V609	NA	NA	NA	NA	NA	†	$5,000,000	requirements [3]
IV											LT Update
											Effective
											7/21/2020
VVIF Real Estate Index	349	NA	921925848	NA	NA	NA	VVIF	NA	†	$250,000
Portfolio
											Add’l
Retirement Savings Trust	376	NA	92202V799	NA	NA	NA	NA	NA	†	$5,000,000	requirements [3]
VIII											LT Update
											Effective
											7/21/2020
Balanced Index Fund	502	VBIAX	921931200	NA	NA	Applies	Admiral	$3,000 [6]	Q	$5,000,000
Admiral Shares
Intermediate-Term Bond
Index Fund Institutional	504	VBIMX	921937884	NA	NA4	Applies	Institutional	$5,000,000	M	$5,000,000	Daily Accrual
Shares											Fund
Value Index Fund Admiral	506	VVIAX	922908678	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Shares
Growth Index Fund Admiral	509	VIGAX	922908660	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Shares
Total International Bond	511	VTABX	92203J308	NA	NA	Applies	Admiral	$3,000 [6]	M	$10,000,000
Index Fund Admiral Shares
FTSE Social Index Fund	513	VFTAX	921910717	NA	NA	Applies	Admiral	$3,000 [6]	Q	$500,000
Admiral Shares
NJ Long-Term Tax-Exempt	514	VNJUX	92204F305	NA	NA	Applies	Admiral	NA	M	$1,000,000	Daily Accrual
Fund Admiral Shares											Fund

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

International Dividend	515	VIAAX	921946844	0.25% / all	0.25%	Applies	Admiral	$3,000 [6]	Q	$250,000
Appreciation Index Fund				redemptions
Admiral Shares
U.S. Multifactor Fund	516	VFMFX	921935888	NA	NA	Applies	Admiral	$50,000 [6]	Q	$100,000
Admiral Shares
Commodity Strategy Fund	517	VCMDX	921939708	NA	NA	Applies	Admiral	$50,000 [6]	A	$1,000,000
Admiral Shares
Emerging Markets
Government Bond Index	520	VGAVX	921946802	NA	0.75%	Applies	Admiral	$3,000 [6]	M	$500,000
Fund Admiral Shares
Wellington Fund Admiral	521	VWENX	921935201	NA	NA	Applies	Admiral	NA	Q	$10,000,000	Closed fund [2]
Shares
U.S. Growth Fund Admiral	523	VWUAX	921910600	NA	NA	Applies	Admiral	NA	A	$5,000,000
Shares
Global Credit Bond Fund	525	VGCAX	92203J852	NA	NA	Applies	Admiral	NA	Q	$2,500,000
Admiral Shares
Wellesley Income Fund	527	VWIAX	921938205	NA	NA	Applies	Admiral	NA	Q	$10,000,000
Admiral Shares
Employee Benefit Index	528	NA	92202V302	NA	NA	Applies	NA	$400,000,000	†	$2,500,000	Add’l
Fund											requirements [3]
High-Yield Corporate Fund	529	VWEAX	922031760	NA	NA	Applies	Admiral	NA	M	$10,000,000	Daily Accrual
Admiral Shares											Fund
International High Dividend
Yield Index Fund Admiral	530	VIHAX	921946828	0.25% / all	0.25%	Applies	Admiral	$3,000 [6]	Q	$250,000
Shares				redemptions
Limited-Term Tax-Exempt	531	VMLUX	922907886	NA	NA	NA	Admiral	NA	M	$5,000,000	Daily Accrual
Fund Admiral Shares											Fund
Short-Term Treasury Fund	532	VFIRX	922031851	NA	NA	NA	Admiral	NA	M	$10,000,000	Daily Accrual
Admiral Shares											Fund
International Core Stock	534	VZICX	922038880	NA	NA	Applies	Admiral	$50,000 [6]	A	$5,000,000
Fund Admiral Shares
Intermediate-Term Treasury	535	VFIUX	922031828	NA	NA	Applies	Admiral	NA	M	$5,000,000	Daily Accrual
Fund Admiral Shares											Fund
GNMA Fund Admiral	536	VFIJX	922031794	NA	NA	Applies	Admiral	NA	M	$10,000,000	Daily Accrual
Shares											Fund
Short-Term Investment-	539	VFSUX	922031836	NA	NA	NA	Admiral	NA	M	$100,000,000	Daily Accrual
Grade Fund Admiral Shares											Fund
500 Index Fund Admiral	540	VFIAX	922908710	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Shares
Short-Term Tax-Exempt	541	VWSUX	922907803	NA	NA	NA	Admiral	NA	M	$5,000,000	Daily Accrual
Fund Admiral Shares											Fund

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Intermediate-Term Tax-
Exempt Fund Admiral	542	VWIUX	922907878	NA	NA	Applies	Admiral	NA	M	$5,000,000	Daily Accrual
Shares											Fund
Long-Term Tax-Exempt	543	VWLUX	922907860	NA	NA	Applies	Admiral	NA	M	$1,000,000	Daily Accrual
Fund Admiral Shares											Fund
Long-Term Bond Index	545	VBLLX	921937876	NA	0.50%	Applies	Institutional	$5,000,000	M	$1,000,000	Daily Accrual
Fund Institutional Shares											Fund
Global ESG Select Stock	547	VESGX	921908794	NA	NA	Applies	Admiral	$50,000 [6]	A	$1,000,000
Fund Admiral Shares
Small-Cap Index Fund	548	VSMAX	922908686	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Admiral Shares
Short-Term Federal Fund	549	VSGDX	922031844	NA	NA	NA	Admiral	NA	M	$10,000,000	Daily Accrual
Admiral Shares											Fund
Energy Fund Admiral	551	VGELX	921908802	NA	NA	Applies	Admiral	NA	A	$5,000,000
Shares
Health Care Fund Admiral	552	VGHAX	921908885	NA	NA	Applies	Admiral	NA	A	$10,000,000
Shares
PRIMECAP Fund Admiral	559	VPMAX	921936209	NA	NA	Applies	Admiral	NA	A	$10,000,000	Closed fund [2]
Shares
Equity Income Fund Admiral	565	VEIRX	921921300	NA	NA	Applies	Admiral	NA	Q	$5,000,000
Shares
Short-Term Inflation-
Protected Securities Index	567	VTAPX	922020706	NA	NA	Applies	Admiral	$3,000 [6]	Q	$5,000,000
Fund Admiral Shares
											Daily Accrual
Long-Term Investment-											Fund
Grade Fund Admiral	568	VWETX	922031778	NA	NA	Applies	Admiral	NA	M	$25,000,000	LT Update
Shares											Effective
											7/21/2020
Total International Stock	569	VTIAX	921909818	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Index Fund Admiral Shares
FTSE All-World ex-US	570	VFWAX	921937736	NA	NA	Applies	Admiral	$3,000 [6]	Q	$5,000,000
Index Fund Admiral Shares
Intermediate-Term
Investment-Grade Fund	571	VFIDX	922031810	NA	NA	Applies	Admiral	NA	M	$100,000,000	Daily Accrual
Admiral Shares											Fund
Pacific Stock Index Fund	572	VPADX	922042700	NA	NA	Applies	Admiral	$3,000 [6]	Q	$1,000,000
Admiral Shares
Windsor II Fund Admiral	573	VWNAX	922018304	NA	NA	Applies	Admiral	NA	S	$10,000,000
Shares
CA Long-Term Tax-Exempt	575	VCLAX	922021506	NA	NA	Applies	Admiral	NA	M	$1,000,000	Daily Accrual
Fund Admiral Shares											Fund

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

NY Long-Term Tax-Exempt	576	VNYUX	92204H301	NA	NA	Applies	Admiral	NA	M	$1,000,000	Daily Accrual
Fund Admiral Shares											Fund
PA Long-Term Tax-Exempt	577	VPALX	92204L302	NA	NA	Applies	Admiral	NA	M	$1,000,000	Daily Accrual
Fund Admiral Shares											Fund
European Stock Index Fund	579	VEUSX	922042809	NA	NA	Applies	Admiral	$3,000 [6]	Q	$2,500,000
Admiral Shares
International Growth Fund	581	VWILX	921910501	NA	NA	Applies	Admiral	NA	A	$5,000,000
Admiral Shares
Long -Term Treasury Fund	583	VUSUX	922031786	NA	NA	Applies	Admiral	NA	M	$5,000,000	Daily Accrual
Admiral Shares											Fund
Total Bond Market Index	584	VBTLX	921937603	NA	NA4	Applies	Admiral	$3,000 [6]	M	$25,000,000	Daily Accrual
Fund Admiral Shares											Fund
Total Stock Market Index	585	VTSAX	922908728	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Fund Admiral Shares
Tax-Exempt Bond Index	591	VTEAX	922907753	NA	NA	Applies	Admiral	$3,000 [6]	M	$500,000
Fund Admiral Shares
Ultra-Short-Term Bond	592	VUSFX	922031711	NA	NA	NA	Admiral	NA	M	$50,000,000
Fund Admiral Shares
Growth and Income Fund	593	VGIAX	921913208	NA	NA	Applies	Admiral	NA	S	$2,500,000
Admiral Shares
Global Minimum Volatility	594	VMNVX	921946869	NA	NA	Applies	Admiral	NA	A	$2,500,000
Fund Admiral Shares
Extended Market Index
Fund Admiral Shares	598	VEXAX	922908694	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Diversified Equity Fund	608	VDEQX	921939401	NA	NA	Applies	Investor	$3,000 [6]	A	$500,000
Investor Shares
Strategic Small-Cap Equity	615	VSTCX	922038609	NA	NA	Applies	Investor	$3,000 [6]	A	$2,500,000
Fund Investor Shares
Market Neutral Fund	634	VMNFX	92205G104	NA	NA	Applies	Investor	$50,000 [6]	A	$2,500,000
Investor Shares
Target Retirement 2020	682	VTWNX	92202E805	NA	NA	Applies	Investor	$1,000 [6]	A	$10,000,000
Fund Investor Shares
Target Retirement 2030	695	VTHRX	92202E888	NA	NA	Applies	Investor	$1,000 [6]	A	$10,000,000
Fund Investor Shares
Target Retirement 2040	696	VFORX	92202E870	NA	NA	Applies	Investor	$1,000 [6]	A	$5,000,000
Fund Investor Shares
Target Retirement 2050	699	VFIFX	92202E862	NA	NA	Applies	Investor	$1,000 [6]	A	$2,500,000
Fund Investor Shares

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

VVIF Conservative	710	NA	921925798	NA	NA	NA	VVIF	NA	A	$250,000
Allocation Portfolio
VVIF Moderate Allocation	712	NA	921925780	NA	NA	NA	VVIF	NA	A	$250,000
Portfolio
LifeStrategy Income Fund	723	VASIX	921909206	NA	NA	Applies	Investor	$3,000 [6]	Q	$1,000,000
Investor Shares
LifeStrategy Conservative	724	VSCGX	921909305	NA	NA	Applies	Investor	$3,000 [6]	Q	$2,500,000
Growth Fund Investor
Shares
Short-Term Bond Index	732	VBITX	921937777	NA	NA4	NA	Institutional	$5,000,000	M	$25,000,000	Daily Accrual
Fund Institutional Shares											Fund
Short-Term Bond Index
Fund Institutional Plus	733	VBIPX	921937769	NA	NA4	NA	Institutional	$100,000,000	M	$25,000,000	Daily Accrual
Shares							Plus				Fund
Market Neutral Fund	734	VMNIX	92205G203	NA	NA	Applies	Institutional	$5,000,000	A	$2,500,000
Institutional Shares
European Stock Index Trust	735	NA	92202V765	NA	NA	Applies	NA	$5,000,000	†	$100,000	Add’l requirements [3]
Pacific Stock Index Trust	737	NA	92202V757	NA	NA	Applies	NA	$5,000,000	†	$100,000	Add’l requirements [3]
Emerging Markets Select	752	VMMSX	921939500	NA	NA	Applies	Investor	$3,000 [6]	A	$500,000
Stock Fund Investor Shares
Large-Cap Index Fund	807	VLISX	922908561	NA	NA	Applies	Institutional	$5,000,000	Q	$2,500,000
Institutional Shares
Total World Stock Index	826	VTWIX	922042759	NA	NA	Applies	Institutional	$5,000,000	Q	$2,500,000
Fund Institutional Shares
Mega Cap Index Fund	828	VMCTX	921910857	NA	NA	Applies	Institutional	$5,000,000	Q	$250,000
Institutional Shares
Mega Cap Growth Index	838	VMGAX	921910782	NA	NA	Applies	Institutional	$5,000,000	Q	$500,000
Fund Institutional Shares
Mega Cap Value Index	839	VMVLX	921910824	NA	NA	Applies	Institutional	$5,000,000	Q	$250,000
Fund Institutional Shares
Total Bond Market Index
Fund Institutional Plus	850	VBMPX	921937785	NA	NA4	Applies	Institutional	$100,000,000	M	$25,000,000	Daily Accrual
Shares							Plus				Fund
Institutional Index Fund	854	VIIIX	922040209	NA	NA	Applies	Institutional	$100,000,000	Q	$10,000,000
Institutional Plus Shares							Plus
Total Stock Market Index	855	VITSX	922908801	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Fund Institutional Shares
Extended Market Index	856	VIEIX	922908884	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Fund Institutional Shares

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Small-Cap Index Fund	857	VSCIX	922908876	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Institutional Shares
Short-Term Investment-
Grade Fund Institutional	858	VFSIX	922031877	NA	NA	NA	Institutional	$5,000,000	M	$100,000,000	Daily Accrual
Shares											Fund
Mid-Cap Index Fund	864	VMCIX	922908835	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Institutional Shares
Small-Cap Value Index	865	VSIIX	922908785	NA	NA	Applies	Institutional	$5,000,000	Q	$5,000,000
Fund Institutional Shares
Small-Cap Growth Index	866	VSGIX	922908819	NA	NA	Applies	Institutional	$5,000,000	Q	$5,000,000
Fund Institutional Shares
Value Index Fund	867	VIVIX	922908850	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Institutional Shares
Growth Index Fund	868	VIGIX	922908868	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Institutional Shares
Balanced Index Fund	869	VBAIX	921931309	NA	NA	Applies	Institutional	$5,000,000	Q	$5,000,000
Institutional Shares
Institutional Total Stock
Market Index Fund	870	VITNX	922040308	NA	NA	Applies	Institutional	$5,000,000	Q	$5,000,000
Institutional Shares
Institutional Total Stock
Market Index Fund	871	VITPX	922040407	NA	NA	Applies	Institutional	$100,000,000	Q	$5,000,000
Institutional Plus Shares							Plus
FTSE All-World ex-US
Index Fund Institutional	881	VFWSX	922042783	NA	NA	Applies	Institutional	$5,000,000	Q	$5,000,000
Shares
FTSE All-World ex-US
Small-Cap Index Fund	884	VFSNX	922042726	NA	NA	Applies	Institutional	$5,000,000	Q	$500,000
Institutional Shares
LifeStrategy Moderate
Growth Fund Investor	914	VSMGX	921909404	NA	NA	Applies	Investor	$3,000 [6]	S	$2,500,000
Shares
Selected Value Fund	934	VASVX	921946109	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000
Investor Shares
Inflation-Protected
Securities Fund Institutional	1190	VIPIX	922031745	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Shares
Global Minimum Volatility	1194	VMVFX	921946877	NA	NA	Applies	Investor	$3,000 [6]	A	$2,500,000
Fund Investor Shares
PRIMECAP Core Fund	1220	VPCCX	921921508	NA	NA	Applies	Investor	NA [6]	A	$5,000,000	Closed fund [2]
Investor Shares
Extended Duration Treasury
Index Fund Institutional	1275	VEDTX	921910881	NA	0.50%	Applies	Institutional	$5,000,000	Q	$100,000
Shares

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Extended Duration Treasury
Index Fund Institutional Plus	1276	VEDIX	921910808	NA	0.50%	Applies	Institutional	$100,000,000	Q	$100,000
Shares							Plus
Alternative Strategies Fund	1298	VASFX	921939609	NA	NA	Applies	Investor	$50,000 [6]	A	$1,000,000
Core Bond Fund Investor	1320	VCORX	922020847	NA	NA	Applies	Investor	$3,000 [6]	M	$10,000,000	LT Update
Shares											Effective
											7/21/2020
Institutional 500 Index Trust	1394	NA	88515A100	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total
International Stock Market	1395	NA	88515A308	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional Extended	1396	NA	88515A209	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional 500 Index Trust	1410	NA	84263L109	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Emerging Markets Bond	1431	VEMBX	922020821	NA	NA	Applies	Investor	$3,000 [6]	M	$5,000,000
Fund Investor Shares
Developed Markets Index
Fund Institutional Plus	1457	VDIPX	92206J206	NA	NA	Applies	Institutional	$100,000,000	Q	$10,000,000
Shares							Plus
Institutional Total Stock	1458	NA	76133B105	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional 500 Index Trust	1460	NA	05338B107	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Target Retirement Income	1461	NA	92202V633	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust I											requirements [3]
Target Retirement 2015	1463	NA	92202V617	NA	NA	Applies	NA	NA	†	$2,500,000	Add’l
Trust I											requirements [3]
Target Retirement 2020	1464	NA	92202V591	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust I											requirements [3]
Target Retirement 2025	1465	NA	92202V583	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust I											requirements [3]
Target Retirement 2030	1466	NA	92202V575	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust I											requirements [3]
Target Retirement 2035	1467	NA	92202V567	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust I											requirements [3]
Target Retirement 2040	1468	NA	92202V559	NA	NA	Applies		NA	†	$10,000,000	Add’l
Trust I							NA				requirements [3]
Target Retirement 2045	1469	NA	92202V542	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust I											requirements [3]
Target Retirement 2050	1470	NA	92202V534	NA	NA	Applies	NA	NA	†	$2,500,000	Add’l
Trust I											requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Target Retirement Income	1471	NA	92202V740	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust II											requirements [3]
Target Retirement 2015	1473	NA	92202V724	NA	NA	Applies	NA	NA	†	$2,500,000	Add’l
Trust II											requirements [3]
Target Retirement 2020	1474	NA	92202V716	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust II											requirements [3]
Target Retirement 2025	1475	NA	92202V690	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust II											requirements [3]
Target Retirement 2030	1476	NA	92202V682	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust II											requirements [3]
Target Retirement 2035	1477	NA	92202V674	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust II											requirements [3]
Target Retirement 2040	1478	NA	92202V666	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust II											requirements [3]
Target Retirement 2045	1479	NA	92202V658	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust II											requirements [3]
Target Retirement 2050	1480	NA	92202V641	NA	NA	Applies	NA	NA	†	$2,500,000	Add’l
Trust II											requirements [3]
Target Retirement 2055	1487	VFFVX	92202E847	NA	NA	Applies	Investor	$1,000 [6]	A	$1,000,000
Fund Investor Shares
Target Retirement 2055	1488	NA	92202V484	NA	NA	Applies	NA	NA	†	$1,000,000	Add’l
Trust I											requirements [3]
Target Retirement 2055											Add’l
Trust II	1489	NA	92202V476	NA	NA	Applies	NA	NA	†	$1,000,000	requirements [3]
Ultra-Short-Term Bond	1492	VUBFX	922031729	NA	NA	NA	Investor	$3,000 [6]	M	$50,000,000
Fund Investor Shares
Institutional 500 Index Trust	1493	NA	00436D105	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	1494	NA	00436D303	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	1495	NA	00436D204	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Global Wellesley Income	1496	VGWIX	921910758	NA	NA	Applies	Investor	$3,000 [6]	Q	$500,000
Fund Investor Shares
Managed Allocation Fund	1498	VPGDX	92205M200	NA	NA	Applies	Investor	$25,000 [6]	A	$1,000,000
Investor Shares
Core Bond Fund Admiral	1520	VCOBX	922020839	NA	NA	Applies	Admiral	NA	M	$10,000,000	LT Update
Shares											Effective
											7/21/2020
Emerging Markets Bond	1531	VEGBX	922020813	NA	NA	Applies	Admiral	NA	M	$5,000,000
Fund Admiral Shares
VVIF Total International	1557	NA	921925764	NA	NA	NA	VVIF	NA	†	$100,000
Stock Market Index Portfolio
VVIF Global Bond Index	1558	NA	921925772	NA	NA	NA	VVIF	NA	A	$100,000
Portfolio

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Institutional 500 Index Trust	1559	NA	05546P203	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
											requirements [3]
Institutional Extended	1560	NA	05546P104	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Markets Index Trust											requirements [3]
Institutional Total Stock	1561	NA	575713102	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1562	NA	575713300	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	1563	NA	575713201	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
											Add’l
Institutional 500 Index Trust	1564	NA	857020101	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
											Add’l
Institutional 500 Index Trust	1565	NA	35109P100	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Total Bond	1566	NA	35109P209	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Global Wellington Fund	1567	VGWLX	921910774	NA	NA	Applies	Investor	$3,000 [6]	Q	$500,000
Investor Shares
Institutional 500 Index Trust	1570	NA	00288G107	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Extended	1571	NA	00288G206	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Market Index Trust
											Add’l
Institutional 500 Index Trust	1572	NA	037844206	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Total Bond	1573	NA	037844305	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Extended	1574	NA	037844404	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional 500 Index Trust	1575	NA	04635U108	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	1576	NA	04636M105	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total											Add’l
International Stock Market	1577	NA	04635V106	NA	NA	Applies	NA	NA	†	$5,000,000	requirements [3]
Index Trust
Institutional 500 Index Trust	1599	NA	24464L102	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional 500 Index Trust	1610	NA	92206T113	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Short-Term Treasury Index	1642	VSBIX	92206C201	NA	NA	NA	Institutional	$5,000,000	M	$2,500,000
Institutional Shares

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Intermediate-Term Treasury	1643	VIIGX	92206C805	NA	NA	Applies	Institutional	$5,000,000	M	$500,000
Index Institutional Shares
Long-Term Treasury Index	1644	VLGIX	92206C839	NA	NA	Applies	Institutional	$5,000,000	M	$250,000
Institutional Shares
Short-Term Corporate Bond
Index Fund Institutional	1645	VSTBX	92206C508	NA	NA4	NA	Institutional	$5,000,000	M	$5,000,000
Shares
Intermediate-Term
Corporate Bond Index Fund	1646	VICBX	92206C862	NA	0.25% [4]	Applies	Institutional	$5,000,000	M	$5,000,000
Institutional Shares
Long-Term Corporate Bond
Index Fund Institutional	1647	VLCIX	92206C797	NA	1%	Applies	Institutional	$5,000,000	M	$500,000
Shares
Mortgage-Backed Securities
Index Fund Institutional	1648	VMBIX	92206C763	NA	NA	Applies	Institutional	$5,000,000	M	$1,000,000
Shares
											Add’l
Institutional 500 Index Trust	1649	NA	24464G103	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Target Retirement 2015											Add’l
Trust Plus	1652	NA	92202V435	NA	NA	Applies	NA	NA	†	$2,500,000	requirements [3]
Target Retirement 2020	1653	NA	92202V427	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust Plus											requirements [3]
Target Retirement 2025	1654	NA	92202V419	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust Plus											requirements [3]
Target Retirement 2030											Add’l
Trust Plus	1655	NA	92202V393	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Target Retirement 2035	1656	NA	92202V385	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust Plus											requirements [3]
Target Retirement 2040	1657	NA	92202V377	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust Plus											requirements [3]
Target Retirement 2045	1658	NA	92202V369	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust Plus											requirements [3]
Target Retirement 2050	1659	NA	92202V351	NA	NA	Applies	NA	NA	†	$2,500,000	Add’l
Trust Plus											requirements [3]
Target Retirement 2055	1660	NA	92202V344	NA	NA	Applies	NA	NA	†	$1,000,000	Add’l
Trust Plus											requirements [3]
Target Retirement Income	1661	NA	92202V468	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust Plus											requirements [3]
Institutional Target	1663	VITVX	92202E813	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$5,000,000
Retirement 2015 Fund

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Institutional Target
Retirement 2020 Fund	1664	VITWX	92202E797	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$5,000,000
Institutional Target
Retirement 2025 Fund	1665	VRIVX	92202E789	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$5,000,000
Institutional Target
Retirement 2030 Fund	1666	VTTWX	92202E771	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$5,000,000
Institutional Target
Retirement 2035 Fund	1667	VITFX	92202E763	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$5,000,000
Institutional Target
Retirement 2040 Fund	1668	VIRSX	92202E755	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$5,000,000
Institutional Target
Retirement 2045 Fund	1669	VITLX	92202E748	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$5,000,000
Institutional Target
Retirement 2050 Fund	1670	VTRLX	92202E730	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$5,000,000
Institutional Target
Retirement 2055 Fund	1671	VIVLX	92202E722	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$1,000,000
Institutional Target
Retirement 2060 Fund	1672	VILVX	92202E714	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$500,000
Institutional Target
Retirement Income Fund	1673	VITRX	92202E698	NA	NA	Applies	Institutional	$100,000,000 [5]	Q	$2,500,000
Target Retirement 2015											Add’l
Trust Select	1675	NA	92204E308	NA	NA	Applies	NA	NA	†	$2,500,000	requirements [3]
Target Retirement 2020											Add’l
Trust Select	1676	NA	92204E407	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Target Retirement 2025											Add’l
Trust Select	1677	NA	92204E506	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Target Retirement 2030											Add’l
Trust Select	1678	NA	92204E605	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Target Retirement 2035											Add’l
Trust Select	1679	NA	92204E704	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Target Retirement 2040											Add’l
Trust Select	1680	NA	92204E803	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Target Retirement 2045											Add’l
Trust Select	1681	NA	92204E886	NA	NA	Applies	NA	NA	†	$5,000,000	requirements [3]
Target Retirement 2050											Add’l
Trust Select	1682	NA	92204E878	NA	NA	Applies	NA	NA	†	$2,500,000	requirements [3]
Target Retirement 2055											Add’l
Trust Select	1683	NA	92204E860	NA	NA	Applies	NA	NA	†	$1,000,000	requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Target Retirement 2060	1685	NA	92204E852	NA	NA	Applies	NA	NA	†	$500,000	Add’l
Trust Select											requirements [3]
Target Retirement Income	1686	NA	92204E100	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust Select											requirements [3]
Explorer Value Fund	1690	VEVFX	92206C748	NA	NA	Applies	Investor	$3,000 [6]	A	$500,000
Investor Shares
Target Retirement 2060	1691	VTTSX	92202E839	NA	NA	Applies	Investor	$1,000 [6]	A	$500,000
Fund Investor Shares
Target Retirement 2060	1692	NA	92202V211	NA	NA	Applies	NA	NA	†	$500,000	Add’l
Trust I											requirements [3]
Target Retirement 2060	1693	NA	92202V195	NA	NA	Applies	NA	NA	†	$500,000	Add’l
Trust II											requirements [3]
Target Retirement 2060	1695	NA	92202V179	NA	NA	Applies	NA	NA	†	$500,000	Add’l
Trust Plus											requirements [3]
Institutional 500 Index Trust	1696	NA	48266M109	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	1697	NA	48266M208	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
US Large Cap Index Fund	1698	NA	345396105	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
US Small/Mid Cap Index	1699	NA	345396204	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Fund											requirements [3]
US Large Cap Equity	1710	NA	81686B106	NA	NA	Applies	NA	NA	†	$10,000,000
Institutional 500 IndexTrust	1731	NA	041417106	NA	NA	Applies	NA	$10,000,000	†	$10,000,000
Institutional Extended	1750	NA	026928309	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1751	NA	026928408	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional 500 Index Trust	1752	NA	89237P102	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Extended	1753	NA	89237P201	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1754	NA	89237P409	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	1755	NA	89237P300	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional 500 Index Trust	1756	NA	92206T204	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Institutional Extended	1757	NA	553797101	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Global ex-U.S. Real Estate	1758	VGRLX	922042668	0.25% / all	0.25%	Applies	Admiral	$3,000 [6]	Q	$500,000
Index Fund Admiral Shares				redemptions
Institutional 500 Index Trust	1759	NA	91324P300	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Extended	1760	NA	91324P409	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Stock	1764	NA	292084100	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1765	NA	05546P302	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	1766	NA	05546P401	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Global Wellington Fund	1767	VGWAX	921910766	NA	NA	Applies	Admiral	NA	Q	$500,000
Admiral Shares
Total US Equity Index Trust	1768	NA	90931T200	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional 500 Index Trust	1776	NA	06054T207	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	1777	NA	06054T108	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Extended	1778	NA	06054T306	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	1779	NA	06054T405	NA	NA	Applies	NA	NA	†	$5,000,000	Add l
Index Trust											requirements
Institutional 500 Index Trust	1780	NA	00110L100	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional 500 Index Trust	1781	NA	87184M106	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Extended	1782	NA	87184M205	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1783	NA	87184M304	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											Requirements [3]
Institutional Total
International Stock Market	1784	NA	09535T101	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Total Stock Market Index	1785	VSTSX	922908330	NA	NA	Applies	Institutional	$5,000,000,000	Q	$10,000,000	Add’l
Fund							Select				requirements [3]
Institutional Extended	1786	NA	74753Y208	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1787	NA	74753Y307	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	1788	NA	74753Y406	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Target Retirement 2065	1791	VLXVX	92202E680	NA	NA	Applies	Investor	$1,000 [6]	A	$100,000
Fund
Institutional Target	1792	VSXFX	92202E672	NA	NA	Applies	Institutional	$100,000,000 [5]	A	$100,000
Retirement 2065 Fund
Target Retirement 2065	1793	NA	92202V146	NA	NA	Applies	NA	NA	†	$100,000	Add’l
Trust I											requirements [3]
Target Retirement 2065	1794	NA	92202V138	NA	NA	Applies	NA	NA	†	$100,000	Add’l
Trust II											requirements [3]
Target Retirement 2065	1795	NA	92202V112	NA	NA	Applies	NA	NA	†	$100,000	Add’l
Trust Select											requirements [3]
Target Retirement 2065	1796	NA	92202V120	NA	NA	Applies	NA	NA	†	$100,000	Add’l
Trust Plus											requirements [3]
Index Equity Trust	1797	NA	26055P103	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Total Bond Market Index											Add’l
Trust	1798	NA	26055P202	NA	NA	Applies	NA	NA	†	$25,000,000	requirements [3]
Extended Market Index	1799	NA	26055P301	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Institutional 500 Index Trust	1820	NA	92206T709	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
											requirements [3]
Institutional Total International Stock Market	1830	NA	87184M403	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Total International Bond	1831	VSIBX	92203J878	NA	NA	Applies	Institutional	$3,000,000,000	M	$10,000,000	Add’l
Index Fund							Select				requirements [3]
S&P 500 Value Index Fund	1840	VSPVX	921932802	NA	NA	Applies	Institutional	$5,000,000	Q	$100,000
Institutional Shares
S&P 500 Growth Index	1841	VSPGX	921932604	NA	NA	Applies	Institutional	$5,000,000	Q	$250,000
Fund Institutional Shares
S&P Mid-Cap 400 Index	1842	VSPMX	921932877	NA	NA	Applies	Institutional	$5,000,000	Q	$250,000
Fund Institutional Shares

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

S&P Mid-Cap 400 Growth
Index Fund Institutional	1843	VMFGX	921932851	NA	NA	Applies	Institutional	$5,000,000	A	$100,000
Shares
S&P Mid-Cap 400 Value
Index Fund Institutional	1844	VMFVX	921932836	NA	NA	Applies	Institutional	$5,000,000	A	$100,000
Shares
S&P Small-Cap 600 Index
Fund Institutional Shares	1845	VSMSX	921932810	NA	NA	Applies	Institutional	$5,000,000	A	$250,000
S&P Small-Cap 600 Value
Index Fund Institutional	1846	VSMVX	921932760	NA	NA	Applies	Institutional	$5,000,000	Q	$100,000
Shares
S&P Small-Cap 600 Growth
Index Fund Institutional	1847	VSGNX	921932786	NA	NA	Applies	Institutional	$5,000,000	Q	$100,000
Shares
Russell 1000 Index Fund
Institutional Shares	1848	VRNIX	92206C722	NA	NA	Applies	Institutional	$5,000,000	Q	$500,000
Russell 1000 Value Index
Fund Institutional Shares	1849	VRVIX	92206C698	NA	NA	Applies	Institutional	$5,000,000	Q	$500,000
Russell 1000 Growth Index
Fund Institutional Shares	1850	VRGWX	92206C672	NA	NA	Applies	Institutional	$5,000,000	Q	$500,000
Russell 2000 Index Fund
Institutional Shares	1851	VRTIX	92206C656	NA	NA	Applies	Institutional	$5,000,000	Q	$250,000
Russell 2000 Value Index
Fund Institutional Shares	1852	VRTVX	92206C631	NA	NA	Applies	Institutional	$5,000,000	Q	$100,000
Russell 2000 Growth Index
Institutional Shares	1853	VRTGX	92206C615	NA	NA	Applies	Institutional	$5,000,000	Q	$250,000
Russell 3000 Index Fund
Institutional Shares	1854	VRTTX	92206C581	NA	NA	Applies	Institutional	$5,000,000	Q	$500,000
Global ex-U.S. Real Estate
Index Fund Institutional	1858	VGRNX	922042684	0.25% / all	0.25%	Applies	Institutional	$5,000,000	Q	$500,000
Shares				redemptions
Mid-Cap Index Fund							Institutional
Institutional Plus Shares	1859	VMCPX	922908389	NA	NA	Applies	Plus	$100,000,000	Q	$10,000,000
Extended Market Index
Fund Institutional Plus	1860	VEMPX	922908371	NA	NA	Applies	Institutional	$100,000,000	Q	$10,000,000
Shares							Plus
Small-Cap Index Fund							Institutional
Institutional Plus Shares	1861	VSCPX	922908397	NA	NA	Applies	Plus	$100,000,000	Q	$10,000,000
European Stock Index Fund							Institutional
Institutional Plus Shares	1863	VEUPX	922042627	NA	NA	Applies	Plus	$100,000,000	Q	$2,500,000
Emerging Markets Index
Fund Institutional Plus	1865	VEMRX	922042650	NA	NA	Applies	Institutional	$100,000,000	Q	$10,000,000
Shares							Plus

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

FTSE All-World ex-US
Index Fund Institutional Plus	1866	VFWPX	922042635	NA	NA	Applies	Institutional	$100,000,000	Q	$5,000,000
Shares							Plus
Short-Term Inflation-
Protected Securities Index	1867	VTSPX	922020607	NA	NA	Applies	Institutional	$5,000,000	Q	$5,000,000
Fund Institutional Shares
Total International Stock
Index Fund Institutional	1869	VTSNX	921909784	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000
Shares
Total International Stock
Index Fund Institutional Plus	1870	VTPSX	921909776	NA	NA	Applies	Institutional	$100,000,000	Q	$10,000,000
Shares							Plus
Total Stock Market Index
Fund Institutional Plus	1871	VSMPX	922908355	NA	NA	Applies	Institutional	$100,000,000	Q	$10,000,000
Shares							Plus
Long-Term Bond Index
Fund Institutional Plus	1872	VBLIX	921937744	NA	0.50%	Applies	Institutional	$100,000,000	M	$1,000,000	Daily Accrual
Shares							Plus				Fund
Institutional 500 Index Trust	1873	NA	74753Y109	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Intermediate-Term Bond
Index Fund Institutional Plus	1874	VBIUX	921937751	NA	NA4	Applies	Institutional	$100,000,000	M	$5,000,000	Daily Accrual
Shares							Plus				Fund
Institutional 500 Index Trust	1875	NA	92206T121	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
											requirements [3]
Institutional Total Bond											Add’l
Market Index Trust	1876	NA	92203Y115	NA	NA	Applies	NA	NA	†	$25,000,000	requirements [3]
Institutional Extended	1877	NA	92206X114	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total	1878	NA	92206V118	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
International Stock Market											requirements [3]
Index Trust
Institutional S&P 500 Index	1879	NA	59515R203	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Institutional Total
International Stock Market	1880	NA	037844503	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional 500 Index Trust	1881	NA	05550C304	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Extended	1882	NA	05550C205	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1883	NA	05550C106	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
											Daily Accrual
Total Bond Market Index							Institutional				Fund
Fund	1884	VTBSX	921937660	NA	NA4	Applies	Select	$3,000,000,000	M	$25,000,000	Add’l
											requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Institutional Total Stock	1885	NA	92206U102	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional 500 Index Trust	1886	N/A	92206T139	N/A	N/A	Applies	N/A	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	1887	N/A	92203Y123	N/A	N/A	Applies	N/A	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	1888	N/A	92206V126	N/A	N/A	Applies	N/A	NA	†	$5,000,000	Add’l
Index Trust											requirements
Institutional 500 Index Trust	1889	NA	92206T501	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Extended	1890	NA	92208K201	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1891	NA	92203Y404	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional 500 Index Trust	1892	NA	92206T303	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Stock	1893	NA	92206U201	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1894	NA	92203Y206	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Stock	1895	NA	89300P104	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Global Wellesley Income
Fund Admiral Shares	1896	VGYAX	921910741	NA	NA	Applies	Admiral	NA	Q	$500,000
Institutional 500 Index Trust	1897	NA	84475K105	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Extended Market Index	1898	VSEMX	922908322	NA	NA	Applies	Institutional	$3,000,000,000	Q	$10,000,000	Add’l
Fund							Select				requirements [3]
Institutional 500 Index Trust	1910	NA	294825104	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	1920	NA	294825302	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total											Add’l
International Stock Market	1930	NA	294825203	NA	NA	Applies	NA	NA	†	$5,000,000	requirements [3]
Index Trust
500 Index Fund	1940	VFFSX	922908348	NA	NA	Applies	Institutional Select	$5,000,000,000	Q	$10,000,000	Add’l requirements [3]
Institutional 500 Index Trust	1941	NA	45826X104	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Short-Term Treasury Index	1942	VSBSX	92206C300	NA	NA	NA	Admiral	$3,000 [6]	M	$2,500,000
Admiral Shares

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Intermediate-Term Treasury
Index Admiral Shares	1943	VSIGX	92206C888	NA	NA	Applies	Admiral	$3,000 [6]	M	$500,000
Long-Term Treasury Index
Admiral Shares	1944	VLGSX	92206C821	NA	NA	Applies	Admiral	$3,000 [6]	M	$250,000
Short-Term Corporate Bond
Index Fund Admiral Shares	1945	VSCSX	92206C607	NA	NA4	NA	Admiral	$3,000 [6]	M	$5,000,000
Intermediate-Term
Corporate Bond Index Fund	1946	VICSX	92206C854	NA	0.25% [4]	Applies	Admiral	$3,000 [6]	M	$5,000,000
Admiral Shares
Long-Term Corporate Bond
Index Fund Admiral Shares	1947	VLTCX	92206C789	NA	1%	Applies	Admiral	$3,000 [6]	M	$500,000
Mortgage-Backed Securities
Index Fund Admiral Shares	1948	VMBSX	92206C755	NA	NA	Applies	Admiral	$3,000 [6]	M	$1,000,000
Institutional Extended											Add’l
Market Index Trust	1949	NA	04635U207	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
											Add’l
Institutional 500 Index Trust	1951	NA	883210205	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Small/Mid Cap											Add’l
Index Trust	1952	NA	883210304	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Total Bond											Add’l
Market Index Trust	1953	NA	883210403	NA	NA	Applies	NA	NA	†	$25,000,000	requirements [3]
Institutional Total											Add’l
International Stock Market	1954	NA	883210502	NA	NA	Applies	NA	NA	†	$5,000,000	requirements [3]
Index Trust
Institutional Extended											Add’l
Market Index Trust	1964	NA	02588K200	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Total Bond Market Index											Add’l
Trust	1965	NA	02588K101	NA	NA	Applies	NA	NA	†	$25,000,000	requirements [3]
Institutional Total
International Stock Market	1966	NA	02588K309	NA	NA	Applies	NA	NA	†	$5,000,000	Add l
Index Trust											requirements [3]
Institutional Total Bond											Add’l
Market Index Trust	1968	NA	11135W104	NA	NA	Applies	NA	NA	†	$25,000,000	requirements [3]
Total International Stock							Institutional				Add’l
Index Fund	1969	VTISX	921909743	NA	NA	Applies	Select	$3,000,000,000	Q	$10,000,000	requirements [3]
Institutional Total
International Stock Market	1970	NA	92206V209	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional Total Bond											Add’l
Market Index Trust	1984	NA	92203Y107	NA	NA	Applies	NA	NA	†	$25,000,000	requirements [3]
Institutional Total Bond											Add’l
Market Index Trust	1987	NA	26251X306	NA	NA	Applies	NA	NA	†	$25,000,000	requirements [3]
Institutional 500 Index Trust	1991	NA	92206T402	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Institutional Extended	1992	NA	92208K102	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	1994	NA	92203Y305	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
											Add’l
Institutional 500 Index Trust	1995	NA	92835X105	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Extended	1996	NA	92835X204	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
											Add’l
Institutional 500 Index Trust	2001	NA	600829 204	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Extended	2002	NA	600829105	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Total International Bond
Index Fund Institutional	2011	VTIFX	92203J209	NA	NA	Applies	Institutional	$5,000,000	M	$10,000,000
Shares
											Add’l
Institutional 500 Index Trust	2012	NA	88588W302	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Extended	2013	NA	88588W104	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2014	NA	88588W203	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional Total Stock	2017	NA	21936R105	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	2018	NA	21936R204	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total											Add’l
International Stock Market	2019	NA	21936R303	NA	NA	Applies	NA	NA	†	$5,000,000	requirements [3]
Index Trust
Emerging Markets
Government Bond Index	2020	VGIVX	921946703	NA	0.75%	Applies	Institutional	$5,000,000	M	$500,000
Fund Institutional Shares
Long-Term Bond Index	2022	VBLAX	921937652	NA	0.50%	Applies	Admiral	$3,000 [6]	M	$1,000,000	Daily Accrual
Fund Admiral Shares											Fund
Real Estate II Index Fund	2023	VRTPX	922031695	NA	NA	Applies	Institutional	$100,000,000	Q	$2,500,000	Add’l
Institutional Plus Shares							Plus				requirements [3]
Institutional Extended	2024	NA	03823Q101	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Global Credit Bond Fund	2025	VGCIX	92203J860	NA	NA	Applies	Investor	NA [6]	Q	$2,500,000
Investor Shares
											Add’l
Institutional 500 Index Trust	2027	NA	97068Q206	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Institutional Extended	2028	NA	97068Q305	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	2029	NA	97068Q404	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2030	NA	97068Q503	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional Total Bond	2038	NA	92203Y602	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2039	NA	92206V407	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional 500 Index Trust	2040	NA	92206T105	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional 500 Index Trust	2053	NA	07273N401	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Extended	2054	NA	07273N302	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2056	NA	07273N104	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
											Add’l
Institutional 500 Index	2057	NA	3142XP105	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Extended	2058	NA	3142XP204	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	2059	NA	3142XP303	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2060	NA	3142XP402	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional 500 Index Trust	2061	NA	68404B203	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Extended	2062	NA	68404B302	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	2063	NA	68404B401	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2064	NA	68404B500	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional 500 Index Trust	2065	NA	718301104	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	2067	NA	718301302	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Institutional Total
International Stock Market	2068	NA	718301401	MA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional Total
International Stock Market	2069	NA	92206V100	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional Total
International Stock Market	2070	NA	026928507	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
											Add’l
Institutional 500 Index Trust	2071	NA	00778E109	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Total Stock	2072	NA	00778E208	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	2073	NA	00778E406	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2074	NA	00778E307	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Long-Term Investment-	2075	NA	92202M203	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Grade Trust Class I											requirements [3]
Long-Term Investment-	2076	NA	92202M609	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Grade Trust Class II											requirements [3]
Institutional Total Stock	2086	NA	43814D107	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	2087	NA	43814D305	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2088	NA	43814D206	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional Total
International Stock Market	2089	NA	88515A407	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Index Trust											requirements [3]
											Add’l
Institutional 500 Index Trust	2090	NA	023756109	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Extended	2091	NA	023756208	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	2092	NA	023756307	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2093	NA	023756406	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Institutional 500 Index Trust	2094	NA	42249Y108	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	2095	NA	42249Y306	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total											Add’l
International Stock Market	2096	NA	42249Y207	NA	NA	Applies	NA	NA	†	$5,000,000	requirements [3]
Index Trust
Institutional 500 Index Trust	2241	NA	278276100	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	2243	NA	856833306	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Extended	2244	NA	856833207	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total International Stock Market	2245	NA	856833405	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Custom Balanced Portfolio	2246	NA	856833504	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l requirements [3]
Global ESG Select Stock	2247	VEIGX	921908810	NA	NA	Applies	Investor	$3,000	A	$1,000,000
Fund Investor Shares
Target Retirement Income	2248	NA	92202M302	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust											requirements [3]
Target Retirement 2015	2249	NA	92202M401	NA	NA	Applies	NA	NA	†	$2,500,000	Add’l
Trust											requirements [3]
Target Retirement 2020	2250	NA	92202M500	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2025	2251	NA	92211D103	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2030	2252	NA	92212M102	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2035	2253	NA	92213D101	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2040	2254	NA	92213W109	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2045	2255	NA	92214T105	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust											requirements [3]
Target Retirement 2050	2256	NA	92215K103	NA	NA	Applies	NA	NA	†	$2,500,000	Add’l
Trust											requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Target Retirement 2055	2257	NA	92216A104	NA	NA	Applies	NA	NA	†	$1,000,000	Add’l
Trust											requirements [3]
Target Retirement 2060	2258	NA	92216Q109	NA	NA	Applies	NA	NA	†	$500,000	Add’l
Trust											requirements [3]
Target Retirement 2065	2259	NA	92217E105	NA	NA	Applies	NA	NA	†	$100,000	Add’l
Trust											requirements [3]
Target Retirement Income	2261	NA	369560859	NA	NA	Applies	NA	NA	†	$2,500,000	Add’l
Trust											requirements [3]
Target Retirement 2015	2262	NA	369560107	NA	NA	Applies	NA	NA	†	$2,500,000	Add’l
Trust											requirements [3]
Target Retirement 2020	2263	NA	369560206	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2025	2264	NA	369560305	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2030	2265	NA	369560404	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2035	2266	NA	369560503	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2040	2267	NA	369560602	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Trust											requirements [3]
Target Retirement 2045	2268	NA	369560701	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Trust											requirements [3]
Target Retirement 2050											Add’l
Trust	2269	NA	369560800	NA	NA	Applies	NA	NA	†	$2,500,000	requirements [3]
Target Retirement 2055	2270	NA	369560883	NA	NA	Applies	NA	NA	†	$1,000,000	Add’l
Trust											requirements [3]
Target Retirement 2065	2272	NA	369560867	NA	NA	Applies	NA	NA	†	$100,000	Add’l
Trust											requirements [3]
											Add’l
Institutional 500 Index Trust	2273	NA	20826M101	NA	NA	Applies	NA	NA	†	$10,000,000	requirements [3]
Institutional Total Bond	2274	NA	20826M309	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2275	NA	20826M200	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional Total
International Stock Market	2276	NA	55380J102	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Institutional 500 Index Trust	2277	NA	458833100	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Extended	2278	NA	458833407	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond											Add’l
Market Index Trust	2279	NA	458833308	NA	NA	Applies	NA	NA	†	$25,000,000	requirements [3]
Institutional Total
International Stock Market	2280	NA	458833209	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Institutional Extended	2281	NA	84475H102	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	2282	NA	84475H300	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total											Add’l
International Stock Market	2283	NA	84475H201	NA	NA	Applies	NA	NA	†	$5,000,000	requirements [3]
Index Trust
FTSE All-World ex-US
Small-Cap Index Fund	2284	VFSAX	922042593	NA	NA	Applies	Admiral	$3,000 [6]	Q	$500,000
Admiral Shares
International Core Stock	2404	VWICX	922038807	NA	NA	Applies	Investor	$3,000 [6]	A	$5,000,000
Fund Investor Shares
Institutional Total Stock	2928	NA	45856A107	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total Bond	2929	NA	45856A206	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	2930	NA	45856A305	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Real Estate Index Fund	3123	VGSNX	921908869	NA	NA	Applies	Institutional	$5,000,000	Q	$10,000,000	Add’l
Institutional Shares											requirements [3]
Institutional 500 Index Trust	4412	NA	85524M109	NA	NA	Applies	NA	NA	†	$10,000,000	Add’l requirements [3]
Institutional Total Bond	4413	NA	85524M307	NA	NA	Applies	NA	NA	†	$25,000,000	Add’l
Market Index Trust											requirements [3]
Institutional Total
International Stock Market	4414	NA	85524M208	NA	NA	Applies	NA	NA	†	$5,000,000	Add’l
Index Trust											requirements [3]
Windsor Fund Admiral	5022	VWNEX	922018403	NA	NA	Applies	Admiral	NA	S	$5,000,000
Shares
High Dividend Yield Index	5023	VHYAX	921946786	NA	NA	Applies	Admiral	$3,000 [6]	Q	$2,500,000
Fund Admiral Shares
Explorer Fund Admiral	5024	VEXRX	921926200	NA	NA	Applies	Admiral	NA	A	$5,000,000
Shares

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Total World Stock Index	5028	VTWAX	922042619	NA	NA	Applies	Admiral	$3,000 [6]	Q	$2,500,000
Fund Admiral Shares
High-Yield Tax-Exempt	5044	VWALX	922907845	NA	NA	Applies	Admiral	NA	M	$1,000,000	Daily Accrual
Fund Admiral Shares											Fund
CA Intermediate-Term Tax-
Exempt Fund Admiral	5100	VCADX	922021407	NA	NA	Applies	Admiral	NA	M	$2,500,000	Daily Accrual
Shares											Fund
Tax-Managed Capital
Appreciation Fund Admiral	5102	VTCLX	921943866	NA	NA	Applies	Admiral	$10,000 [6]	Q	$2,500,000
Shares
Capital Opportunity Fund	5111	VHCAX	922038500	NA	NA	Applies	Admiral	NA	A	$5,000,000
Admiral Shares											Closed fund [2]
Inflation-Protected
Securities Fund Admiral	5119	VAIPX	922031737	NA	NA	Applies	Admiral	NA	Q	$10,000,000
Shares
Real Estate Index Fund	5123	VGSLX	921908877	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000	Add’l
Admiral Shares											requirements [3]
Short-Term Bond Index	5132	VBIRX	921937702	NA	NA4	NA	Admiral	$3,000 [6]	M	$25,000,000	Daily Accrual
Fund Admiral Shares											Fund
Large-Cap Index Fund	5307	VLCAX	922908579	NA	NA	Applies	Admiral	$3,000 [6]	Q	$2,500,000
Admiral Shares
Intermediate-Term Bond	5314	VBILX	921937801	NA	NA4	Applies	Admiral	$3,000 [6]	M	$5,000,000	Daily Accrual
Index Fund Admiral Shares											Fund
Energy Index Fund Admiral
Shares	5480	VENAX	92204A843	NA	NA	Applies	Admiral	$100,000 [6]	Q	$1,000,000
Materials Index Fund	5481	VMIAX	92204A785	NA	NA	Applies	Admiral	$100,000 [6]	Q	$500,000
Admiral Shares
Industrials Index Fund	5482	VINAX	92204A819	NA	NA	Applies	Admiral	$100,000 [6]	Q	$500,000
Admiral Shares
Consumer Discretionary	5483	VCDAX	92204A868	NA	NA	Applies	Admiral	$100,000 [6]	Q	$500,000
Index Fund Admiral Shares
Consumer Staples Index	5484	VCSAX	92204A850	NA	NA	Applies	Admiral	$100,000 [6]	Q	$1,000,000
Fund Admiral Shares
Health Care Index Fund	5485	VHCIX	92204A827	NA	NA	Applies	Admiral	$100,000 [6]	Q	$1,000,000
Admiral Shares
Financials Index Fund	5486	VFAIX	92204A835	NA	NA	Applies	Admiral	$100,000 [6]	Q	$1,000,000
Admiral Shares
Information Technology	5487	VITAX	92204A793	NA	NA	Applies	Admiral	$100,000 [6]	Q	$2,500,000
Index Fund Admiral Shares
Communication Services	5488	VTCAX	92204A777	NA	NA	Applies	Admiral	$100,000 [6]	Q	$500,000
Index Fund Admiral Shares

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

Utilities Index Fund Admiral	5489	VUIAX	92204A769	NA	NA	Applies	Admiral	$100,000 [6]	Q	$500,000
Shares
Emerging Markets Stock	5533	VEMAX	922042841	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Index Fund Admiral Shares
Dividend Appreciation Index	5702	VDADX	921908828	NA	NA	Applies	Admiral	$3,000 [6]	Q	$5,000,000
Fund Admiral Shares
Mid-Cap Growth Index Fund	5832	VMGMX	921937728	NA	NA	Applies	Admiral	$3,000 [6]	Q	$2,500,000
Admiral Shares
Mid-Cap Value Index Fund	5835	VMVAX	921937694	NA	NA	Applies	Admiral	$3,000 [6]	Q	$2,500,000
Admiral Shares
Mid-Cap Index Fund	5859	VIMAX	922908645	NA	NA	Applies	Admiral	$3,000 [6]	Q	$10,000,000
Admiral Shares
Small-Cap Value Index	5860	VSIAX	921937686	NA	NA	Applies	Admiral	$3,000 [6]	Q	$5,000,000
Fund Admiral Shares
Small-Cap Growth Index	5861	VSGAX	921937710	NA	NA	Applies	Admiral	$3,000 [6]	Q	$5,000,000
Fund Admiral Shares

PLEASE NOTE:

Distribution of Dividend Codes: A = Annually, S = Semi-annually, Q = Quarterly, M = Monthly, † = Contact Vanguard for additional information

1 Refers to applicability of Vanguard’s Frequent Trading Policy to each Vanguard Fund. If, pursuant to the Agreement, the Intermediary applies an alternate frequent trading policy, then applicability will be as set forth in such policy.

2 Terms of Vanguard Fund closures may vary from fund to fund. Please contact Vanguard for the applicable terms.

3 Requires additional documentation (and may also require a contract amendment) prior to investment. Please contact Vanguard for applicable requirements, including any investment minimums.

4 A transaction fee, as specified in the Fund’s prospectus, may apply if an investor’s purchases (individually or aggregated over a 12-month period) exceed the aggregate purchase amount indicated in the Fund’s prospectus and/or Statement of Additional Information.

5 The Minimum Investment Amount applies to the Vanguard Institutional Target Retirement mutual fund series (Vanguard Institutional Target Retirement -2015, -2020, -2025, -2030, -2035, -2040, -2045, -2050, - 2055, -2060, -2065 and -Income Funds) in the aggregate, with respect to each investor. An investor is eligible to invest in any funds within this series (without regard to the amount invested in any single fund within the series) if the combined total amount of the investor’s assets invested in the funds within this series is equal to or greater than the Minimum Investment Amount. If such combined total amount invested in such funds is not equal to or greater than the Minimum Investment Amount, the investor is not eligible to invest in any funds within this series.

6 Certain Investor and Admiral share class funds are made available through the Intermediary with no minimum investment amount except where the Intermediary makes the funds available through a Mutual Fund Supermarket as defined in the Intermediary’s applicable “Share Class Eligibility Requirements for Intermediaries Exhibit.” Share classes offered through a Mutual Fund Supermarket are subject to the minimum investment requirements indicated.

7 A “Gov’t MMF” is defined as a stable NAV money market fund that is open to all investors and exempt from the mandatory requirement to impose fees and gates under Rule 2a-7 promulgated under the Investment Company Act of 1940.

8 A “Retail MMF” is defined as a stable NAV money market fund that is required in certain cases (and permitted in others) to impose fees and gates under Rule 2a-7 and that maintains policies and procedures reasonably designed to limit all beneficial owners of the funds to natural persons.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

The CUSIP Data contained in this document consists of security identifiers and related descriptive information (“the CUSIP Database”) and is protected under the U.S. copyright laws and is licensed with permission from CUSIP Global Services (“CGS”), on behalf of the American Bankers Association (ABA) © 2018.

Recipient agrees and acknowledges that the CUSIP Database and the information contained therein is and shall remain valuable intellectual property owned by, or licensed to, CUSIP Global Services and the American Bankers Association (“ABA”), and that no proprietary rights are being transferred to visitor in such materials or in any of the information contained therein. Any use of the CUSIP Data by Recipient outside of the clearing and settlement of transactions requires a license from CGS, along with an associated fee based on usage. Recipient agrees that misappropriation or misuse of such materials will cause serious damage to CGS and ABA, and that in such event money damages may not constitute sufficient compensation to CGS and ABA; consequently, Recipient agrees that in the event of any misappropriation or misuse, CGS and ABA shall have the right to obtain injunctive relief in addition to any other legal or financial remedies to which CGS and ABA may be entitled.

Recipient agrees that it shall not publish nor distribute in any medium the CUSIP Database or any substantial portion of the information contained therein or summaries or subsets thereof to any person or entity. Recipient may not create or maintain a master file or database of CUSIP identifiers or descriptions for itself or any third party recipient that is intended to serve as a substitute for any CUSIP service.

NEITHER CGS, ABA NOR ANY OF THEIR AFFILIATES MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE ACCURACY, ADEQUACY OR COMPLETENESS OF ANY OF THE INFORMATION CONTAINED IN THE CUSIP DATABASE. ALL SUCH MATERIALS ARE PROVIDED TO RECIPIENT ON AN “AS IS” BASIS, WITHOUT ANY WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE NOR WITH RESPECT TO THE RESULTS WHICH MAY BE OBTAINED FROM THE USE OF SUCH MATERIALS. NEITHER CGS, ABA NOR THEIR AFFILIATES SHALL HAVE ANY RESPONSIBILITY OR LIABILITY FOR ANY ERRORS OR OMISSIONS NOR SHALL THEY BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT OR INDIRECT, SPECIAL OR CONSEQUENTIAL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE LIABILITY OF, CGS, ABA OR ANY OF THEIR AFFILIATES PURSUANT TO ANY CAUSE OF ACTION, WHETHER IN CONTRACT, TORT, OR OTHERWISE, EXCEED THE FEE PAID BY RECIPIENT FOR ACCESS TO SUCH MATERIALS IN THE MONTH IN WHICH SUCH CAUSE OF ACTION IS ALLEGED TO HAVE ARISEN. FURTHERMORE, CGS AND ABA SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR DELAYS OR FAILURES DUE TO CIRCUMSTANCES BEYOND THEIR CONTROL.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ATT A

EXHIBIT B

MONEY MARKET FUND PROCEDURES

I.       Money Market Fund Eligibility.

A.       Eligibility Policies and Procedures. Attachment A, as it may be modified by Vanguard from time to time, identifies all Retail MMFs offered by Vanguard. The Intermediary agrees that it or the Underlying Intermediary, if any, will:

(1)       adopt policies and procedures reasonably designed to limit beneficial owners of Retail MMFs to natural persons, as such terms are defined in Rule 2a-7, and as further clarified in the Rule’s adopting release and any SEC staff guidance modifying the rule, from time to time;

(2)       take commercially reasonable efforts to ensure that all current and future beneficial owners of such Retail MMF shares are natural persons;

(3)       maintain documentation sufficient to demonstrate that a natural person beneficially owns each Account held in a Retail MMF (Annex A sets forth the types of documentation sufficient to determine that a natural person beneficially owns an Account held in a Retail MMF);

(4)       promptly redeem any Retail MMF shares of Plans who do not qualify as natural persons, or, in the event the Intermediary or the Underlying Intermediary cannot redeem shares held by ineligible Plans, promptly notify Vanguard and comply with any requests from Vanguard relating to the involuntary redemption of such shares; and

(5)       upon reasonable request of Vanguard, provide copies or a summary of the policies, procedures and internal controls required under subsection A.(1) above and information or certification as to the adequacy of such procedures and the effectiveness of their implementation, in such form as may be reasonably satisfactory to Vanguard.

B.       NSCC Social Codes. The Intermediary agrees that it will enter an appropriate NSCC social code for each Account in a Retail MMF maintained with Vanguard. Vanguard will reject any request to establish an Account in a Retail MMF for which an Institutional NSCC social code has been provided.

(1)       NSCC Retail social codes shall be used by the Intermediary to designate individual, non-omnibus accounts, trust accounts or accounts of certain retirement plans that meet the eligibility requirements under the Rule.

(2)       NSCC Retail/Institutional social codes shall be used by the Intermediary to designate omnibus accounts where the Intermediary or Underlying Intermediary, if any, shall be responsible for looking through to the underlying Plans and making the appropriate classification as to their eligibility to invest in Retail MMFs.

(3)       Accounts with NSCC Institutional social codes shall not be permitted to be maintained in the Retail MMFs.

II.	Liquidity Fees and Redemption Gates.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

EXH. B-1

A.       Notification of Fees and Gates. Vanguard will provide notice of the imposition of a liquidity fee or redemption gate by posting an announcement on Vanguard.com as well as by sending an electronic message to any operational e-mail address(es) previously provided by the Intermediary. The Intermediary shall be responsible for providing Vanguard with any updates to its operational e-mail address(es). Corrective activity, such as as-of trades and adjustments, shall not be permitted by Vanguard during the time period when a redemption gate is in effect for a Retail MMF. The following transaction types will not be impacted if a liquidity fee or redemption gate is in effect for a Retail MMF: Share class conversions; Omnibus dividend reconciliation; Omnibus short-term capital gains reconciliation; Omnibus long-term capital gains reconciliation.

B.       Imposition of Liquidity Fees and Redemption Gates. The Intermediary may determine whether liquidity fees and redemption gates are administered by Vanguard or by the Intermediary or Underlying Intermediary, if any, by utilizing the NSCC’s Money Market Liquidity Fee-Redemption Gate Indicator, Transaction Received Time and Date and Aggregated Order Indicator fields (the “NSCC Indicator fields”), as found in the Fund/SERV® and DCC&S files pursuant to DTCC Important Notice a8159.

(1)       If the NSCC Indicator fields will be used by the Intermediary, data must be supplied for each of the Liquidity Fee-Redemption Gate Indicator, Transaction Received Time and Date and Aggregated Order Indicator fields. Annex B contains the combinations of NSCC Indicator fields that will be accepted by Vanguard and the outcomes under each of those combinations. Certain combinations of the NSCC Indicator fields may cause Vanguard to reject a trade (such as where Vanguard is indicated as the party responsible for assessing a liquidity fee or redemption gate and transactions are submitted net of purchases and redemptions).

(a)       If the indicator on a Retail MMF trade is set to “B,” the Intermediary or Underlying Intermediary, if any, will be responsible for applying any liquidity fees or redemption gates imposed by a Retail MMF.

(b)       If the indicator on a Retail MMF trade is set to “F,” Vanguard will be responsible for applying any liquidity fees or redemption gates imposed by a Retail MMF.

(2)       In the event that the Intermediary does not use the use the NSCC Indicator fields to designate the party responsible for applying any liquidity fees or redemption gates imposed by a Retail MMF, then the terms of the Intermediary’s existing Vanguard Fund trading agreement governing redemptions fees will dictate the party responsible for such application.

(3)       If Vanguard is responsible for the application of any liquidity fees or redemption gates, then Accounts will be maintained by the Intermediary or Underlying Intermediary, if any, as:

(a)       Non-omnibus accounts representing the holdings of a single Plan of the Intermediary or Underlying Intermediary. For any non-omnibus Accounts representing the holdings of a single Plan, the Intermediary agrees that it or any Underlying Intermediary will, in each case,

(i)       submit separate aggregate purchase and redemption orders on behalf of each Plan for shares of such Retail MMF, without netting any purchase or exchange-in order(s) against any one or more redemption or exchange-out order(s) for such Retail MMF; and

(ii)      provide, upon Vanguard’s reasonable request, information in an industry standard format separating Plan and Plan participant Orders received before and after the time when a Retail MMF imposed, lifted, or modified a liquidity fee or redemption gate.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

EXH. B-2

(b)       Omnibus accounts representing the holdings of multiple Plans of the Intermediary or Underlying Intermediary. For any omnibus accounts in a Retail MMF, the Intermediary agrees that it or any Underlying Intermediary will, in each case,

(i)       submit separate aggregate purchase and redemption orders for shares of such Retail MMF, without netting any purchase or exchange-in order(s) against any one or more redemption or exchange-out order(s) for such Retail MMF.

(ii)      provide, or cause any Underlying Intermediary to provide, upon Vanguard’s reasonable request, information in an industry standard format separating Plan and Plan participant Orders received before and after the time when a Retail MMF imposed, lifted, or modified a liquidity fee or redemption gate.

(4)       For any Accounts for which the Intermediary, or Underlying Intermediary, if any, is responsible for applying liquidity fees or redemption gates, the Intermediary or Underlying Intermediary agrees to:

(a)       promptly take such actions reasonably requested by a Retail MMF or Vanguard to impose, lift or modify a liquidity fee or redemption gate;

(b)       reject any redemption or exchange out Orders received during a time period that a redemption gate has been imposed by a Retail MMF; and

(c)       prevent any Underlying Intermediary that is unable to impose a liquidity fee or redemption gate from purchasing or holding shares of any Retail MMF that may charge a liquidity fee or impose a redemption gate unless the Intermediary has assumed that obligation.

C.       Payment of Liquidity Fees. Liquidity fees shall be due and payable on the second business day following the date of the trade(s) subject to the liquidity fee (T+ 2). If the Intermediary or Underlying Intermediary, if any, is responsible for the application of liquidity fees, then on the first business day following the date of the trade(s) subject to the liquidity fee (T+ 1), the Intermediary will provide Vanguard with an estimate of the fees to be remitted prior to the next scheduled NAV calculation by contacting your Vanguard Client Account Management Team by email at FASRMSupport@vanguard.com.

(1)       If the Intermediary or Underlying Intermediary, if any, is responsible for the application of liquidity fees, payment shall be made by wire pursuant to the below instructions. On the same business day as each wire transfer of liquidity fees, the Intermediary shall fax to 484-582-4853 a spreadsheet indicating the allocation of the fees remitted, which shall include the Vanguard fund/account number and dollar amount of the liquidity fee for each Vanguard fund account. Each such facsimile transmission shall include the Intermediary’s name and address, and the name and address of an Intermediary contact for purposes of any questions regarding the fees remitted.

Wire to:	Wells Fargo Bank NA San Francisco, CA
ABA:	121000248
For credit to:	Vanguard Fee Collection Account
Account	2000032593703
number:	Vanguard Fund and Account Number
For further credit to:

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

EXH. B-3

ANNEX A

A determination that natural persons are the beneficial owners of shares held in an account may be based on any of the following circumstances.

1.	Representation of Beneficial Ownership. A natural person represents, in an account application or agreement or otherwise, that he or she is the beneficial owner of shares held in an account.

2.	Customer Identification Programs. The account holder has provided a Social Security number (SSN), an individual taxpayer identification number, a passport number and country of issuance, an alien identification card number, or the number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, pursuant to a customer identification program.

3.	Social Codes. The account qualifies for a National Securities Clearing Corporation social code if it has been:

a.	categorized as retail in the Money Market Fund Social Code Categorization Matrix, available at https://www.ici.org/pdf/15_ops_matrix_code.pdf, or

b.	categorized as retail/institutional in such matrix and a natural person has investment power over the account.

4.	Federal Tax Forms. The accountholder has provided one of following IRS forms:

a.	a Form W-9 indicating the accountholder is an individual, sole proprietor, or single-member LLC and (i) the Form W-9 provides a SSN or (ii) a natural person has investment power over the account;

b.	a Form W-9 indicating the accountholder is an estate or trust and (i) the Form W-9 provides a SSN, (ii) the account is registered in the name of or otherwise for the benefit of an estate or a revocable personal trust, or (iii) a natural person is a trustee with investment power over the account; or

c.	a Form W-8BEN.

5.	Retirement and Other Individual Savings Plans. The account has been established by a retirement plan, savings plan, or trust in which participants, settlors, trustees, or beneficiaries who are natural persons have investment power over the underlying plan accounts. These include, without limitation:

a.	participant-directed defined contribution plans under Section 3(34) of the Employee Retirement Income Security Act;

b.	individual retirement accounts under Section 408 or 408A of the Internal Revenue Code (IRC);

c.	simplified employee pension arrangements under Section 408(k) of the IRC;

d.	simple retirement accounts under Section 408(p) of the IRC;

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ANNEX A-1

e.	custodial accounts under Section 403(b)(7) of the IRC;

f.	deferred compensation plans for government or tax-exempt organization employees under Section 457 of the IRC;

g.	Keogh plans under Section 401(a) of the IRC;

h.	Archer medical savings accounts under Section 220(d) of the IRC; i. college savings plans under Section 529 of the IRC; or j. health savings account plans under Section 223 of the IRC.

6.	Escheatment Accounts. A state authority has established the account to hold the retail fund’s shares that become subject to the state’s unclaimed property or escheatment laws.

7.	Other. A securities intermediary has reasonably determined that natural persons are the beneficial owners of shares held in an account based on the applicable facts and circumstances.

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ANNEX A-2

ANNEX B

ICI Best Practices for Fees & Gates

The following table summarizes the results for each combination of money market-related Fund/SERV® fields previously described.
Money Market
Liquidity	Transaction Received
Fee/Redemption	Time and Transaction	Aggregated Order Indicator	Results and Considerations
Gate Indicator	Received Date
F=Fund	Required	1=Transactions are not	Fund will apply a fee/gate on applicable
		aggregated	transactions
Fund will apply a fee/gate. Trades could
		2=Transactions are	have pre and post fee/gate timestamps on
F=Fund	Required	aggregated by “like”	the underlying sub-account transactions,
		orders	therefore may require adjustment outside of
the NSCC
3=Transactions are net
F=Fund	Required	of purchases and	Illogical. Funds should reject
redemptions
F=Fund	Required	4=Unknown at time of
		placement	Illogical. Funds should reject
	Optional (best	1=Transactions are not	Firm will apply a fee/gate on applicable
B=Intermediary	practice – blank)	aggregated	transactions
2=Transactions are
B=Intermediary	Optional (best	aggregated by “like”	Firm will apply a fee/gate on applicable
	practice – blank)	orders	transactions
3=Transactions are net
B=Intermediary	Optional (best	of purchases and	Firm will apply a fee/gate on applicable
	practice – blank)	redemptions	transactions
	Optional (best	4=Unknown at time of	Firm will apply a fee/gate on applicable
B=Intermediary	practice – blank)	placement	transactions
	Optional (best		Fund will apply a fee/gate on applicable
Blank	practice – firms	Blank	transactions [contingent upon Vanguard
	should provide)		trading agreement]
	Optional (best		Fund will apply a fee/gate on applicable
Blank	practice – firms	1=Transactions are not	transactions [contingent upon Vanguard
	should provide)	aggregated	trading agreement]
Fund will apply a fee/gate. Trades could
have pre and post fee/gate timestamps on
	Optional (best	2=Transactions are	the underlying sub-account transactions,
Blank	practice – firms	aggregated by “like”	therefore may require adjustment outside of
	should provide)	orders	the NSCC [contingent upon Vanguard
trading agreement]
3=Transactions are net
Blank	Optional (best	of purchases and	Illogical. Funds should reject
	practice – blank)	redemptions
	Optional (best	4=Unknown at time of
Blank	practice – blank)	placement	Illogical. Funds should reject

FAS/MassMutual

DEFINED CONTRIBUTION CLEARANCE

& SETTLEMENT AGREEMENT (VVIF ONLY)

0458058

ANNEX B